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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
QUIXOTE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/	No fee required.
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Notice and Agenda of the Annual Meeting of Stockholders
To be held Wednesday, November 14, 2001

To the Stockholders of Quixote Corporation:

    The Annual Meeting of Stockholders of Quixote Corporation (the "Company") will be held on Wednesday, November 14, 2001, at 10:00 a.m., Central Standard Time, in the Assembly Room at The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 for the following purposes:

  1.
  To elect two (2) directors to serve for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2004;

  2.
  To elect one (1) director to serve for a one-year term expiring at the Annual Meeting of Stockholders to be held in 2002;

  3.
  To approve the adoption of the Company's 2001 Employee Stock Incentive Plan;

  4.
  To approve the adoption of the Companys 2001 Non-Employee Director Stock Option Plan;

  5.
  To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors; and

  6.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only stockholders of record at the close of business on September 17, 2001, will be entitled to notice of, and to vote at, the meeting.

    Stockholders are encouraged to attend the meeting in person. Whether or not you attend the meeting, your vote is important. As a cost-savings measure and an added convenience for the Company's stockholders, we are offering voting by telephone and the Internet this year. Registered holders and most "street name" holders will find instructions on the enclosed proxy card. We urge you to use either of the electronic voting alternatives available, or sign, date and mail the enclosed proxy card in the envelope provided at your earliest convenience. No postage is required if mailed in the United States.

    We appreciate your cooperation and we thank you.

                      By order of the Board of Directors,

                      JOAN R. RILEY
                       Secretary

Chicago, Illinois
October 3, 2001

  I M P O R T A N T
      A Proxy Statement and Proxy Card are submitted with this Notice. All stockholders are urged to read the Proxy Statement and to vote promptly. Stockholders are encouraged to vote their shares electronically by following the instructions on the proxy card, or sign, date and return the enclosed proxy form in the envelope provided. No postage is required if mailed in the United States. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose germane to the meeting during ordinary business hours for a period of ten days prior to the meeting at the principal offices of the Company, One East Wacker Drive, 30th Floor, Chicago, Illinois.

October 3, 2001

PROXY STATEMENT
For the Annual Meeting of Stockholders
To be held Wednesday, November 14, 2001

Proxy Solicitation

    This Proxy Statement is furnished to stockholders of Quixote Corporation (the "Company"), on or about October 3, 2001, in connection with the solicitation of proxies on behalf of the Board of Directors to be voted at the Annual Meeting of Stockholders on Wednesday, November 14, 2001, at 10:00 a.m., Central Standard Time, in the Assembly Room at The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, and at any adjournment thereof. The person voting the enclosed proxy may revoke it at any time before it is exercised by writing to the Secretary of the Company at its principal office, One East Wacker Drive, Chicago, Illinois 60601, or by attending the Annual Meeting and voting in person, in which case any prior proxy given will be automatically revoked.

    Properly executed proxies received prior to the meeting will be voted at the meeting. If a stockholder designates how the proxy is to be voted on any business to come before the meeting, the signed proxy will be voted in accordance with such designation. If a stockholder fails to designate how his or her proxy should be voted, the signed proxy will be voted: (1) FOR the election of the nominees named below as Directors; (2) FOR the approval of the 2001 Employee Stock Incentive Plan (the "Long-Term Plan"); (3) FOR the approval of the 2001 Non-Employee Director Stock Option Plan (the "Director Plan"); and (4) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors.

    The costs of this solicitation will be paid by the Company. Such costs include preparation, printing and mailing of the Notice of Annual Meeting, Proxy Card and this Proxy Statement. The officers and employees of the Company and its subsidiaries may solicit proxies personally or by telephone and facsimile. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for proxy material to be sent to the principals, and the Company will reimburse such persons for their reasonable out-of-pocket expenses. The Company has also retained the firm of Morrow & Co., Inc. to assist in the solicitation of proxies at a cost of approximately $7,500 plus reasonable out-of-pocket expenses.

Voting at the Annual Meeting

    Stockholders of record owning the Company's common stock, $.01 2/3 par value ("Common Stock"), at the close of business on September 17, 2001, will be entitled to vote at the Annual Meeting. On that date, 7,520,289 shares of Common Stock were outstanding. Each outstanding share of Common Stock entitles the holder to one vote upon each matter presented at the Annual Meeting. The affirmative vote of a majority of all of the shares of Common Stock of the Company present in person or represented by proxy and entitled to vote at the meeting is necessary to approve the Long-Term Plan, the Director Plan and to ratify the selection of PricewaterhouseCoopers LLP as independent auditors for the Company. The nominees for Director will be elected if they receive the affirmative vote of at least sixty percent of all votes entitled to be cast at this meeting.

    Shares voted as abstentions on any matter (or a "withhold vote for" as to Directors) will be counted as shares that are present and entitled to vote for purposes of determining a quorum at the meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the stockholder has abstained. Abstentions and withheld votes have the effect of votes against a matter.

    Pursuant to the New York Stock Exchange rules, brokers who hold shares of Common Stock as nominees will have discretionary authority to vote those shares on the proposals. However, if a broker submits a proxy that indicates the broker does not have discretionary authority (known as "broker non-votes"), such non-votes will be counted as shares that are present and entitled to vote for purposes of determining a quorum at the meeting, but will not be considered as present and entitled to vote with respect to such matters. Accordingly, broker non-votes will have the effect of votes against a matter.

    While the Notice of Annual Meeting calls for the transaction of such other business as may properly come before the meeting, management has no knowledge of any matters to be presented for action by the stockholders except as already set forth. The enclosed proxy gives discretionary authority to the persons holding those proxies to vote in accordance with their best judgment as to any other business.

ELECTION OF DIRECTORS

    At the Annual Meeting, two (2) Directors are to be elected to serve three year terms until the Annual Meeting to be held in 2004 and until their successors are elected and qualified. The Company is soliciting proxies to vote for its nominees, William G. Fowler and Robert D. van Roijen, Jr., as Directors of the Company.

    At the Annual Meeting, one (1) Director is to be elected to fill the vacancy created by the death of Philip E. Rollhaus, Jr. The term shall be for a one-year term until the Annual Meeting to be held in 2002 and until a successor is elected and qualified. On August 16, 2001, the Board of Directors, upon the recommendation of the Nominating Committee, elected Daniel P. Gorey to fill the vacancy until the Annual Meeting and the Company is soliciting proxies for Mr. Gorey as a Director of the Company.

    All proxies will be voted in accordance with the stated instructions. If any nominee ceases to be a candidate for election for any reason, the proxy will be voted for a substitute nominee designated by the Board. The Board of Directors currently has no reason to believe that any nominee will be either unwilling or unable to serve as a Director if elected. Proxies given by stockholders cannot be voted for more than three (3) persons. The nominees for Director will be elected if they receive the affirmative vote of at least sixty percent (60%) of all votes entitled to be cast at this meeting.

Information Concerning Nominees for Director and Directors Continuing in Office.

    The information appearing in this section in regard to age and principal occupation or employment has been furnished to the Company by the respective nominees for Director and by the respective Directors continuing in office. Information relating to the beneficial ownership of the Company's Common Stock by Directors and nominees for Director is set forth in the table on page 21.

NOMINEES FOR DIRECTOR FOR A THREE-YEAR TERM
EXPIRING IN 2004

    William G. Fowler

    Mr. Fowler, 73, is of counsel to the law firm of Van Cott, Bagley, Cornwall & McCarthy of Salt Lake City, Utah. He joined the Board in January 1973. Mr. Fowler is the Chairman of the Audit, Nominating and Compensation Committees.

    Robert D. van Roijen, Jr.

    Mr. van Roijen, 62, has been the President of Töx Financial Company, a private investment firm, since 1988. He is also a partner of Patience Partners LLC, a fund manager, and is a director of St. Leonard's Corporation, Security Storage Company of Washington, D.C. and Cuisine Solutions Inc. Mr. van Roijen was formerly associated with Control Laser Corporation, serving in various capacities from 1977 to 1987, including as Chairman of the Board and as President and Chief Executive Officer. Mr. van Roijen is a former director of Sonex Research, Inc., AMBAR Corp., Commonwealth Scientific and Applied Digital Technology. Mr. van Roijen has served as a Director of the Company since May 1993 and is a member of the Audit, Nominating and Compensation Committees.

    The Board of Directors recommends a vote in favor of the election of Mr. Fowler and Mr. van Roijen as Directors of the Company.

NOMINEE FOR DIRECTOR FOR A ONE-YEAR TERM EXPIRING IN 2002

    Daniel P. Gorey

    Mr. Gorey, 50, was elected to the Board of Directors on August 16, 2001 to fill the vacancy created by the death of Philip E. Rollhaus, Jr. on July 28, 2001. Mr. Gorey has been employed by the Company since 1985 and has served as a Vice President since May 1994 and as Chief Financial Officer and Treasurer since November 1996. He is also Vice President, Treasurer and a Director of Energy Absorption Systems, Inc. Prior to joining the Company, Mr. Gorey was employed by Coopers & Lybrand (now known as PricewaterhouseCoopers LLP). Mr. Gorey is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

    The Board of Directors recommends a vote in favor of the election of Mr. Gorey as a Director of the Company.

DIRECTORS CONTINUING IN OFFICE

    Leslie J. Jezuit

    Mr. Jezuit, 55, was elected Chief Executive Officer of the Company effective October 1, 1999 and has served as President and Chief Operating Officer of the Company since January 1996. Mr. Jezuit has served as a Director of the Company since May 1997 and was elected Chairman of the Board in July, 2001 following the death of Philip E. Rollhaus, Jr., the Company's founder and former Chairman. He is also President and Chief Executive Officer and a Director of Energy Absorption Systems, Inc. Prior to joining the Company, Mr. Jezuit served from 1991 to 1995 as President and Chief Operating Officer of Robertshaw Controls Company, a $500 million manufacturer of HVAC, appliance and pneumatic controls. He also served as Vice President and General Manager of the Cutler-Hammer division of Eaton Corporation (1985-1991); in various positions at Federal Signal Corporation, including Group President and Vice President of Corporate Development (1980-1985); as Vice President of Marketing at Mead Digital Systems (1975-1980); and in various management positions at the Graphic Systems Division of Rockwell International (1968-1975). Mr. Jezuit is a former member of the Board of Directors of Prospectus Plus, Inc. His current term as Director expires at the Annual Meeting to be held in 2002.

    James H. DeVries

    Mr. DeVries, 69, is a business consultant to various companies and since 1969 has served as a Director of the Company. Prior to his retirement from the Company in June 1997, Mr. DeVries served as Executive Vice President, General Counsel and Secretary of the Company, and as Secretary of Energy Absorption Systems, Inc. Mr. DeVries is a former member of the Board of Directors of the Sanford Corporation. His current term as Director expires at the Annual Meeting to be held in 2003.

    Lawrence C. McQuade

    Mr. McQuade, 74, is Chairman of Qualitas International (since 1994). In addition, he serves as a Director of Bunzl P.L.C. (since 1991), of Oxford Analytica, Inc. (since 1988) and is a founding partner of River Capital International L.L.C. Mr. McQuade served as a Director of Eurotech, Ltd. from 1998 to 1999 and as Chairman of the Czech & Slovak American Enterprise Fund from August 1995 to March 1996. Mr. McQuade was Vice Chairman of Prudential Mutual Fund Management, Inc. from 1988 through April 1995. He was Executive Vice President and a Director of W.R. Grace & Co. from 1975 to 1987. In 1967 to 1969 he served as Assistant Secretary, U.S. Department of Commerce. He is a graduate of Yale University, Oxford University (Rhodes Scholar), and Harvard Law School. Mr. McQuade has served as a Director of the Company since February 1992 and is a member of the Audit, Nominating and Compensation Committees. His current term as Director expires at the Annual Meeting to be held in 2003.

Audit, Compensation and Nominating Committees

    The three committees of the Board of Directors each consist of three non-employee directors: William G. Fowler, Lawrence C. McQuade and Robert D. van Roijen, Jr. The responsibilities of the Audit Committee are to assist the Board of Directors in fulfilling its oversight responsibilities as they relate to the Company's accounting, auditing and financial reporting practices. The Audit Committee operates under a written charter adopted by the Board of Directors which is included in this Proxy Statement as Exhibit A. Each member of the Audit Committee is independent as defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Committee's primary responsibilities include recommending the firm to be chosen as independent auditors, overseeing and reviewing audit results, monitoring the effectiveness of internal audit functions and reviewing and recommending that the Company's annual audited financial statement be included in the Company's annual filing with the Securities and Exchange Commission. The Audit Committee had two meetings in fiscal 2001.

    The Compensation Committee determines adjustments to salaries, bonuses and other forms of compensation (including stock option grants) afforded the executive officers of the Company, and performs such other duties as directed by the Board. The Compensation Committee had two meetings in fiscal 2001.

    The Nominating Committee reviews and recommends the nominees for election as directors at the annual meeting of stockholders and also recommends candidates to fill vacancies on the Board of Directors. The Nominating Committee was created in February 2001 and met once in fiscal 2001.

REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors

    Prior to August 17, 2000, Directors who were also employees of the Company were paid a fee of $1,000 for each day of scheduled meetings of the Board, plus expenses and non-employee directors were paid a fee of $2,000. Non-employee directors also received a fee of $500 for each telephone conference meeting. As of August 17, 2000, only non-employee Directors of the Company receive compensation for their services as Directors. These non-employee Directors receive an annual fee of $10,000, paid quarterly. They also receive a fee of $2,000 for the first day of every meeting, $1,000 for each consecutive meeting day thereafter and $500 per day for every telephonic Board or Committee meeting, plus expenses. Directors attending Board and Committee meetings held on the same day receive one daily fee. The Chairman of each of the Audit and Compensation Committees receives an annual fee of $1,500 for his services. Mr. Fowler is Chairman of each Committee and received a total fee of $3,000.

    There were six scheduled meeting days and one telephone conference meeting of the Board in fiscal 2001. The Audit, Compensation and Nominating Committee meetings were held on regularly scheduled Board meeting days so Committee members did not receive additional compensation for those meetings.

    Present and future non-employee Directors are eligible to receive stock options as granted from time to time by the Board of Directors pursuant to the Company's 1991 Director Stock Option Plan (the "1991 Director Plan"). Prior to August 17, 2000, Directors who were also employees were eligible to receive Director stock options. Options are granted under the 1991 Director Plan at 100% of fair market value on the grant date and require continued service as a Director for at least one year from the grant date as a condition of exercise. On August 16, 2000, the Company granted each of the Directors options to purchase 10,000 shares of Common Stock at $13.75 per share and on November 14, 2000, granted Messrs. DeVries, Fowler, McQuade and van Roijen options to purchase 7,500 shares at $16.00 per share.

    The Company maintains accidental death and disability insurance coverage in the amount of $500,000 on behalf of each of the non-employee Directors, payable to the designated beneficiary of each Director. The Company paid premiums of $235 for each Director to provide such insurance in fiscal 2001.

Summary Compensation Table

    The following table summarizes the total compensation earned or paid for services rendered in all capacities during each of the years ended June 30, 2001, 2000 and 1999, by the named Executive Officers.

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long Term Compensation Awards
	Year	Salary ($)	Bonus ($)	Other Annual Compensation (1) ($)	Restricted Stock Award(s)(2) ($)	Options/ SARs (#)	All Other Compensation (3) ($)
Philip E. Rollhaus, Jr. Chairman, Quixote Corporation and Energy Absorption Systems, Inc. (4)	2001 2000 1999	275,000 275,000 465,000	-0- -0- 265,000	41,516 55,151 163,637	-0- -0- 122,700	10,000 23,000 37,000	7,209 50,210 6,500
Leslie J. Jezuit Chief Executive Officer and President, Quixote Corporation and Energy Absorption Systems, Inc. (5)	2001 2000 1999	353,000 330,000 310,000	335,000 277,000 225,000	129,028 73,370 151,196	-0- -0- 110,430	60,000 103,000 32,000	7,160 6,750 6,600
Daniel P. Gorey Vice President, Chief Financial Officer and Treasurer	2001 2000 1999	200,000 185,000 175,000	135,000 105,000 90,000	64,228 35,649 102,873	-0- -0- 49,080	39,000 45,000 18,000	7,622 6,339 6,437
Joan R. Riley Vice President, General Counsel and Secretary	2001 2000 1999	158,000 150,000 135,000	85,000 67,000 50,000	49,650 27,876 43,376	-0- -0- 24,540	25,000 27,000 12,000	7,411 6,330 6,308

(1)
The amounts disclosed for Messrs. Jezuit, Gorey and Ms. Riley include cash paid under the Quixote Corporation Long-Term Stock Ownership Incentive Plan (the "Long-Term Plan") to cover the federal, state and other taxes arising from the restricted stock issued in the fiscal year to them pursuant to the Long-Term Plan. The amounts disclosed for Messrs. Rollhaus and Jezuit also include compensation of $2,000 paid to them for their services as Directors of the Company. Perquisites and other personal benefits are disclosed for Mr. Rollhaus, which includes an automobile allowance of $19,232 and $12,060 in medical reimbursements under the Company's Exec-U-Care Plan. The aggregate amount of perquisites and other personal benefits for Messrs. Jezuit, Gorey and Ms. Riley did not exceed the lesser of $50,000 or ten percent (10%) of the total annual salary and bonus reported for each of them and, therefore, is not included.

(2)
The amounts disclosed for 1999 are the dollar value of restricted stock awards granted on February 18, 1999.

(3)
Amounts shown for Messrs. Rollhaus, Jezuit, Gorey and Ms. Riley for fiscal 2001 are matching contributions by the Company under the Company's 401(k) Plan. The amount disclosed for Mr. Rollhaus in fiscal 2000 includes the trade-in value of a Company car transferred to him in the amount of $43,975.

(4)
Mr. Rollhaus retired from his position as Chief Executive Officer of the Company on September 30, 1999. Effective October 1, 1999 the Company entered into an employment agreement with Mr. Rollhaus which was renewed annually and provided for payment of an annual salary of $275,000. The employment agreement expired on June 30, 2001. Mr. Rollhaus passed away on July 28, 2001.

(5)
Mr. Jezuit was elected Chief Executive Officer of the Company effective October 1, 1999 and was elected Chairman on July 30, 2001.

Stock Option Grants in Fiscal Year 2001

    The following table shows the options granted to the named Executive Officers during fiscal 2001 and the potential realizable value of those grants (on a pre-tax basis) determined in accordance with SEC rules. The information in this table shows how much the named Executive Officers may eventually realize in future dollars under three hypothetical situations: if the price of the Company's Common Stock does not increase, and if the stock gains 5% or 10% in value per year, compounded over the life of the options. These amounts represent assumed rates of appreciation, and are not intended to forecast future appreciation of the Company's Common Stock.

    The options described in this table have exercise prices equal to the current market value of a share of Common Stock on the date they were granted. Unless the Company's stock price appreciates and the recipient continues to be employed (or serve as a director) until the options vest, the options will have no value.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
Name	Options Granted (#)(1)	% of Total Options Granted to Employees in Fiscal Year		Exercise or Base Price ($/Sh)	Expiration Date	0%	5%($)	10%($)
Philip E. Rollhaus, Jr.	10,000	3.1%		13.75	08/16/10	0	86,473	219,140
Leslie J. Jezuit	10,000 20,000 30,000	3.1 6.2 9.4	% % %	13.75 13.75 16.00	08/16/10 08/16/05 11/14/05	0 0 0	86,473 75,977 132,615	219,140 167,890 293,045
Daniel P. Gorey	15,000 24,000	4.7 7.5	% %	13.75 16.00	08/16/05 11/14/05	0 0	56,983 106,092	125,918 234,436
Joan R. Riley	10,000 15,000	3.1 4.7	% %	13.75 16.00	08/16/05 11/14/05	0 0	37,989 66,308	83,945 146,522

(1)
The options which expire on August 16, 2010 were granted on August 16, 2000 under the Director Plan and the options which expire August 16, 2005 and November 14, 2005 were granted on August 16, 2000 and November 14, 2000, respectively, under the Long-Term Plan. All options were granted at the Current Market Price (as defined in the Plans) on such dates. The options become exercisable in one-third installments, beginning one year after grant. All option rights under the Long-Term Plan lapse upon termination of employment except for limited exercise periods. In the event of a change in control of the Company (as defined in the Long-Term Plan and Director Plan), the Plans give each optionee the right, within 30 days of such change in control, to exercise his options, notwithstanding the other provisions of the Plans.

(2)
The potential realizable value to all stockholders at the appreciation rates of 0%, 5% and 10% would be $0, $59,339,329 and $131,124,398 (based on shares outstanding at June 30, 2001 and assuming such shares were purchased for $28.57 on June 30, 2001 and held until June 30, 2006).

Aggregated Option Exercises and Option Values Table

    The following table shows information concerning the exercise of stock options by each of the named Executive Officers during fiscal 2001, and the value of all remaining exercisable and unexercisable options at June 30, 2001, on a pre-tax basis.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

					Value of Unexercised In-the-Money Options/SARs at 6/30/01($)(1)
			Number of Unexercised Options/SARs at 6/30/01(#)
	Shares Acquired on Exercise(#)	Value Realized ($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Philip E. Rollhaus, Jr.	76,667	1,060,139	118,834	29,332	2,239,323	446,406
Leslie J. Jezuit	66,600	1,055,575	85,115	139,330	1,455,361	2,013,743
Daniel P. Gorey	37,000	540,383	15,001	74,999	227,899	1,078,011
Joan R. Riley	10,000	150,100	35,000	47,000	634,630	675,730

(1)
Based on the closing price of the Company's Common Stock as reported on the NASDAQ-NMS on June 30, 2001 ($28.57).

Employment Agreements and Termination Benefits

    The Company had an employment agreement with Philip E. Rollhaus, Jr. during fiscal year 2001, which expired June 30, 2001. The agreement provided for the payment of a base annual salary of $275,000 and other employee benefits. The Company has an employment letter agreement with Leslie J. Jezuit which provides for the payment of one year's base salary, payable monthly, if his employment is terminated for any reason other than cause.

    The Company also has change of control agreements with each of Leslie J. Jezuit, Daniel P. Gorey and Joan R. Riley that were entered into as of December 1, 1997 (the "Change of Control Agreements"). The Company had a change of control agreement with Mr. Rollhaus that terminated with his death on July 28, 2001. The Board of Directors believes that the Change of Control Agreements assure fair treatment of the Executive Officers in relation to their careers with the Company by assuring them of some financial security. The Agreements also protect the stockholders by encouraging the Executive Officers to continue to devote their attention to their duties without distraction in a potentially disturbing circumstance and neutralizing any bias they might have in evaluating proposals for the acquisition of the Company. The Change of Control Agreements provide if, within three (3) years after a change of control of the Company, the employment of the executive is terminated other than (i) by death or disability, (ii) by the Company or employing subsidiary for cause, or (iii) by the executive's voluntary resignation not constituting a constructive termination as defined in the Agreement, the Company will pay the executive a separation payment equal to 300% of the sum of his base salary and average yearly bonus payment for the last two years. The Agreements define a "change of control" as a change in the stock ownership of a magnitude which requires the filing of reports under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For the purposes of the Agreements, a "change of control" shall be deemed to have occurred if any of the following occur: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; (ii) if during any period of two consecutive years, there is a change in the composition of the Board of Directors of the Company such that 50% of the non-employee Board members have not been slated by the Board for re-election; (iii) a consolidation or merger occurs and the Company is not the surviving company or the Company sells all or substantially all of its assets; or (iv) the Company is liquidated or dissolved. The term "constructive termination" is generally defined by the Agreements to mean any unfavorable change in the executive's or employee's position, duties, compensation or benefits and "cause" is generally defined as willful conduct of an executive or employee demonstrably injurious to the Company or employing subsidiary. The Agreements also contain provisions for the payment of legal expenses incurred by the executives as a result of any termination of employment after a change in control.

REPORT OF THE COMPENSATION
COMMITTEE ON EXECUTIVE COMPENSATION

    The Compensation Committee (the "Compensation Committee" or "Committee") acts on behalf of the Board of Directors in accordance with its Charter and is composed of three independent, non-employee Directors. It establishes compensation policies for the Company's executive officers, reviews the recommendations of the Chairman, President and Chief Executive Officer, evaluates compensation awards of comparable company's executives, and determines the grants of compensation and other remuneration awarded the Executive Officers of the Company. Three officers are defined as "Executive Officers": Leslie J. Jezuit, Chairman, Chief Executive Officer, President and Chief Operating Officer; Daniel P. Gorey, Vice President, Chief Financial Officer and Treasurer; and, Joan R. Riley, Vice President, General Counsel, Secretary and Director of Investor Relations. Philip E. Rollhaus, Jr., the Former Chairman of the Company, was an Executive Officer until his death in July 2001. Executive compensation recommendations of the Committee are reviewed and subject to approval by the entire Board. Action regarding awards under the 1993 Long-Term Stock Ownership Incentive Plan are made solely by the Compensation Committee in compliance with Rule 16b-3 of the Securities Exchange Act.

Compensation Principles and Policies of the Company

    Historically, the Company has set and responded to standards, principles and policies intended to ensure that its Executive Officers are fairly compensated. These standards, principles and policies comprise the Company's philosophy and are implemented by the Committee to promote substantive growth of the Company and enhance stockholder value. In furtherance of its responsibilities, the Compensation Committee considers the Company's financial performance during the past year, the Executives' individual and collective performance during the same period, salaries and bonuses for executives of comparable businesses, as well as the attainment of strategic goals. Among those goals is an average 15% growth commitment to stockholders. The five year compound annual growth rate for the Company's sales is 20% and for earnings per share is 39%, exceeding materially the 15% growth commitment to stockholders.

    The Company's performance in fiscal 2001 was again commendable with net sales increasing 12% from $83,770,000 in fiscal 2000 to a current total of $93,554,000, and net earnings increasing 22% from $8,919,000 in fiscal 2000 to $10,843,000 in fiscal 2001. Earnings per share rose 23% from $1.10 in fiscal 2000 to $1.35 in fiscal 2001.

    The Compensation Committee continues its obligation to stockholders by evaluating management's performance in dealing with competition and economic concerns as they bear upon the Company's overall strategies and goals. Thus, as management and employees achieve these objectives and produce positive financial results, the Committee views favorably such results in its evaluation process. The Committee regularly engages the services of an independent compensation consultant to evaluate compensation levels and to advise it regarding competitive influences as well as the practices of peer entities regarding compensation policies. Illustrative of management's foresight and resourcefulness are recent acquisitions and their contribution to sales and earnings. Nu-Metrics, Inc., National Signal, Inc. and Highway Information Systems, Inc., all acquired in the last four years, contributed $15,055,000 in sales and $2,491,000 in operating profit in fiscal 2001.

    The Company's compensation program includes base salary and the consideration of annual cash bonus and stock option awards. All three components are material and interrelated in determining the total compensation of executives. This balanced awards program provides incentives compatible with near and long-term management goals of the Company and its competitiveness in the marketplace, while recognizing the worth of individual performance. Personal achievements are rewarded by cash bonuses and stock options, an additional form of compensation to Executive Officers. As a group, the Executive Officers own approximately 193,429 shares of Company Common Stock, or an average of about 64,476 common shares per individual. Executive stock ownership is important to the Company and properly aligns key management with stockholders' interests.

Base Salary and Annual Bonus

    The annual review and adjustments, as appropriate, of each officer's base salary takes into account the officer's personal performance as well as assessing the officer's responsibilities. However, a cost-of-living increase is only one criteria for salary adjustments. Longevity, experience and assumption of expanded work loads and duties mandate fair, just and competitive compensation which motivates executives to assume these additional duties and responsibilities.

    Company growth and the contribution of acquisitions to sales and profits during fiscal 2001 is largely attributable to management's resourcefulness and innovation. The introduction of new products and new business opportunities supports the Committee's recommendations and Board approval of reasonable cost-of-living adjustments to executive salaries and bonuses.

    The Committee heretofore has recommended and the Board has adopted a substantive policy limiting salary enhancements to an amount paralleling cost-of-living increases, currently approximately 5% per annum. Bonuses reflect rewards for individual performance and other contributions to compensation evaluations, as discussed above.

    The salary of Mr. Jezuit, the Company's Chairman, Chief Executive Officer, President, and Chief Operating Officer was increased from $353,000 in fiscal 2001 to $375,000 in fiscal 2002 and he received a cash bonus of $335,000 for fiscal 2001.

Stock Options

    The Company utilizes stock options which are granted pursuant to the 1993 Long-Term Stock Ownership Incentive Plan. Stock options are accepted and viewed by the Committee as an incentive to increase the Company's value. Options generally vest over a three-year period and are exercisable over a specified period of time following the date of grant, which is typically five years. Option recipients must be employed by the Company at the time of vesting and at the time the options are exercised. The Company cannot attract and retain highly talented and qualified management employees without granting stock options. For the last three fiscal years, the Company has granted options to employees to purchase an annual average of 278,567 shares at the current market price on the date of grant. In fiscal 2001, the Committee granted Mr. Jezuit employee stock option awards to purchase 50,000 shares of the Company's Common Stock at the then-current market value of the stock. In fiscal 2001 Executives as a group were granted employee stock options to purchase 114,000 shares of stock. These awards were discretionary and function as an incentive in promoting the enhancement of the stock's value—important to employees and stockholders alike.

Stock Based Retirement Plan

    The Company maintains a stock-based retirement plan (the "Retirement Plan"), which was approved by the stockholders in 1993 to provide its executives with a competitive retirement program.

    Under the Retirement Plan, which is in lieu of any supplemental executive retirement program, the Executive Officers receive annual awards of restricted Company Stock pursuant to individual retirement award agreements. The share awards, together with a cash award intended to cover the concomitant income tax burden, are calculated under accepted actuarial principles as the number required to provide a targeted competitive retirement benefit. The targeted benefit, however, will be achieved at retirement only if the value of the Company's stock grows at a sustained compounded level established by the Board. Furthermore, in order to receive each year's award, the executive must remain in the employ of the Company through the end of the fiscal year in which it is awarded (except in the case of the Officer's death, disability or termination of employment other than for cause during that year), and he or she must have retained all restricted shares previously awarded under the Retirement Plan. The Compensation Committee believes that the Retirement Plan mutually benefits the Company, its stockholders and its most senior executives.

Other Compensation

    The Company has an Incentive Savings Plan (the "Plan") which offers all employees (subject to certain eligibility requirements), including the named Executive Officers, tax advantages pursuant to Section 401(k) of the Internal Revenue Code. The Company makes a matching contribution to the Plan of $.70 on each dollar of the first 7% of compensation contributed by the participant, subject to legal maximums imposed by the Internal Revenue Code. Contributions are made by participants through a payroll deduction program. The total aggregate amount of the Company's matching contribution for the named Executive Officers is included in the Summary Compensation Table on page 6.

    The Company maintains an Exec-U-Care Medical Reimbursement Plan which provides additional health and life insurance protection for certain officers of the Company and its subsidiaries, in addition to the group health and life insurance policies provided to all employees. The participants in the Exec-U-Care Plan include Messrs. Jezuit and Gorey and Ms. Riley. The total aggregate cost to the Company during fiscal year 2001 under the Plan for those Executive Officers was less than $23,500.

Limitation on Deductibility of Compensation

    In 1993, the tax laws were amended by the addition of Section 162(m) of the Internal Revenue Code. Effective for fiscal years beginning after 1993, that Section limits the deductibility of compensation paid by a publicly-held company to its chief executive officer and to the four other officers who are most highly compensated. Generally, amounts paid in excess of $1 million to a covered executive, other than performance-based compensation, cannot be deducted. No Executive Officer was affected by this limitation in fiscal 2001.

                      COMPENSATION COMMITTEE
                      William G. Fowler, Chairman
                      Lawrence C. McQuade
                      Robert D. van Roijen, Jr.

AUDIT COMMITTEE REPORT

    The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements for fiscal 2001 with management. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, including information regarding the scope and results of the audit.

    The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with PricewaterhouseCoopers LLP their independence.

    Based on the review and discussions referred to in this Report, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2001, for filing with the Securities and Exchange Commission.

                      AUDIT COMMITTEE
                      William G. Fowler, Chairman
                      Lawrence C. McQuade
                      Robert D. van Roijen, Jr.

Committee Interlocks and Insider Participation

    The current members of the Audit, Compensation and Nominating Committees are William G. Fowler, who serves as Chairman of each Committee, Lawrence C. McQuade and Robert D. van Roijen, Jr. There are no Committee interlocks as defined by the SEC rules.

Common Stock Performance Graph

    The following graph compares the five year cumulative total return of the Company's Common Stock with the Russell 2000 Index and the Nasdaq Non-Financial Index, assuming the investment of $100 on June 30, 1996 and the reinvestment of dividends.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
AMONG QUIXOTE CORPORATION, THE RUSSELL 2000 INDEX AND
THE NASDAQ NON-FINANCIAL INDEX AND

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

    See "Employment Agreements and Termination Benefits" and the "Summary Compensation Table" for a description of certain transactions and business relationships involving management of the Company.

APPROVAL OF THE
QUIXOTE CORPORATION
2001 EMPLOYEE STOCK INCENTIVE PLAN

    The stockholders will be asked to consider and vote on a proposal to approve and adopt the Quixote Corporation 2001 Employee Stock Incentive Plan (the "Employee Plan"). The Employee Plan is intended to replace the 1993 Long-Term Stock Ownership Incentive Plan (the "1993 Plan") which will terminate upon approval of the Employee Plan by the stockholders. Under the 1993 Plan, no options can be granted after August 19, 2001. The Employee Plan was approved by the Compensation Committee and adopted by the Company's Board of Directors on August 16, 2001, subject to the approval of the stockholders of the Company. If the stockholders approve the Employee Plan, it will be effective as of the date of the stockholders' approval.

    The Board of Directors believes that the Company and its stockholders have benefited from the grant of stock options in the past and that similar benefits will result from the adoption of the Employee Plan. The purpose of the Employee Plan is to provide a means by which key employees can acquire and maintain a long-term ownership interest in the growth and performance of the Company, with an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of all its stockholders. A stock option program also enhances the ability of the Company and its subsidiaries to attract and retain qualified individuals upon whom the sustained growth and profitability of the Company depend. To accomplish these objectives, the Employee Plan provides for the award of incentive stock options, nonqualified stock options and restricted stock awards.

    The following is a summary of the material terms and provisions of the Employee Plan. This summary is qualified in its entirety by reference to the complete text of the Employee Plan, which is attached hereto as Exhibit B. Any capitalized terms that are used but not defined in this summary have the meaning assigned to them in the Employee Plan.

Scope of the Employee Plan

    The Employee Plan provides that an aggregate of 525,000 shares of Common Stock are available and reserved for the grant of options or Restricted Stock awards (collectively, the "Awards"). Of that amount, 200,000 shares of Common Stock are reserved for the grant of incentive stock options and 50,000 are reserved for the grant of Restricted Stock. If any Award expires or terminates without having been exercised or distributed in full or is forfeited, the shares of Common Stock associated with such expired or terminated Award shall become available for other Awards.

Plan Administration

    The Employee Plan will be administered by a committee of the Board which shall consist of not less than two persons who are Directors of the Company. The initial Committee of the Board to administer the Employee Plan is the Compensation Committee whose members are identified on page 4.

    Among other things, the Committee has broad discretion and authority under the Employee Plan to (1) grant Awards of Stock; (2) determine when Awards may be granted; (3) interpret the Plan and make all determinations necessary or advisable for its administration; (4) determine the terms, provisions, restrictions and conditions of the written agreements by which all Awards will be granted; (5) impose conditions, incidental to Awards, with respect to competitive employment or other conditions; (6) delegate its duties and responsibilities; (7) extend the time during which any Award may be exercised—but not beyond 10 years after the Grant Date; and (8) certify attainment of any performance criteria. The determinations of the Committee shall be conclusive and final. No Committee member shall be liable for any action or determination made in good faith.

Awards Under the Employee Plan

    Stock Options.  The Employee Plan provides both for incentive stock options ("ISOs") specifically tailored to the provisions of the Internal Revenue Code of 1986 (the "Code") and for options not qualifying as ISOs ("Non-Qualified Options"), each of which may (but need not) be granted in conjunction with other Awards.

    Pursuant to the Employee Plan, the Committee shall determine the exercise price to be paid by an optionee (the "Option Price") for each share issued in connection with an ISO or a Non-Qualified Option (collectively referred to as "Options"). The Option Price cannot be less than 100% of the Fair Market Value of the Common Stock on the Grant Date. Payment of the Option Price may be made in cash or through the exchange of Common Stock held by the optionee for at least six months. The Committee may allow a grantee to use a Company loan to fund the amounts needed for the Option Price.

    The fair market value of Common Stock subject to ISOs granted under the Employee Plan and exercisable for the first time by a grantee during a particular calendar year shall not exceed, in the aggregate, $100,000. Such fair market value shall be determined as of the date on which the ISOs are granted. Non-Qualified Options are not subject to this restriction.

    If an optionee ceases to be employed by the Company or any subsidiary for any reason other than his death, total disability or retirement, the optionee may, at the discretion of the Committee, be granted the right to exercise any Option at any time within three (3) months after such termination, to the extent the Option is then exercisable, such Option has not previously been exercised and such Option has not expired; provided, however, that if the optionee's employment is terminated by the Company or any subsidiary for Cause (such as fraud, breach of fiduciary duty, or other dishonesty), the optionee's rights to exercise any Option shall expire on the last day of his employment. If an optionee retires and such optionee has been in the employ of the Company or a subsidiary continuously from the date such Option was granted until retirement, the optionee may, within the twenty-four month period after such retirement, exercise an Option to the extent that such twenty-four month period is included in the remainder of the applicable Option's term and provided that the optionee does not engage in a business competitive with the Company during such period. If an optionee dies or becomes totally disabled while employed by the Company or a subsidiary and previously has not fully exercised his or her Options, the Options may be exercised, to the extent that they had not previously been exercised, at any time within one year after his death or disability (absent earlier expiration of the Option) by the optionee or his legally appointed guardian, in the case of disability, or in the case of an optionee's death, by the executors or administrators of his or her estate or the person who acquires the Options directly from the optionee by bequest or inheritance. In the case of disability, the optionee may not engage in a business competitive with the Company during the one-year period.

    Restricted Stock Awards.  Under the Employee Plan, the Committee may make awards of Company Common Stock ("Restricted Stock Awards").

    The Committee has discretion to determine the terms and conditions of each Restricted Stock Award, provided, however, that the restriction period cannot be less than three years or at least one year if the Restricted Stock Award is performance-based. The Committee also has broad discretion to establish forfeiture provisions except that Restricted Stock Awards cannot be forfeited before the first anniversary of grant subject to the following provisions. If a grantee ceases to be employed by the Company or any subsidiary for any reason other than death, disability or retirement, the grantee will forfeit any shares of Restricted Stock that are forfeitable on the termination date. If a grantee dies, all grants of Restricted Stock will become non-forfeitable. If a grantee retires or ceases to be employed by reason of disability, the grantee will not forfeit any Restricted Stock provided that the grantee does not engage in a business competitive with the Company for the balance of the period in which the Restricted Stock would otherwise remain forfeitable.

Amendment and Termination

    The Employee Plan terminates on November 1, 2011. The Board of Directors may from time to time, insofar as permitted by law, suspend, revise or amend the Employee Plan in any respect whatsoever except that, without the approval of the stockholders, no such revision or amendment shall: (1) change the number of shares subject to the Employee Plan; (2) change the designation of the class of employees eligible to receive Awards; (3) materially increase the benefits accruing to participants under the Plan; or (4) cause Options to fail to qualify as ISOs. In addition, unless approved by the Company's stockholders, no adjustments or reduction of the option price of any outstanding Options shall be made either directly or by canceling outstanding Options and regranting at a lower price.

Other Terms and Conditions

    Awards granted under the Employee Plan will be evidenced by written agreements consistent with the Employee Plan in such form as the Committee may prescribe. Neither the Employee Plan nor such agreements confer any right to continued employment upon any grantee.

    Awards (other than Restricted Stock) are generally non-transferable other than by will or the laws of descent and may be exercised, during a grantee's lifetime, only by the grantee. Grantees may transfer Restricted Stock and Non-Qualified Options to a family member, a trust for the benefit of a family member and to certain family partnerships. Any Awards so transferred will be subject to the same terms and conditions of the original grant.

    In the event of a Change of Control of the Company, outstanding options and Restricted Stock awards will vest.

    Adjustments in the amount of Awards issuable under the Employee Plan and in any Awards outstanding may be made in order to preserve the benefits or potential benefits intended to be made available to participants, in the event of merger, consolidation, reorganization, the sale of all or substantially all of the assets of the Company, recapitalization, reclassification, stock splits, stock dividends or similar events.

    The holder of an Award will have no rights as a stockholder with respect to any shares of Common Stock covered by such Award until the date the Common Stock relating to such Award is issued and delivered to such holder.

APPROVAL OF THE 2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

    The stockholders will be asked to consider and vote on a proposal to approve and adopt the Quixote Corporation 2001 Non-Employee Directors Stock Plan (the "Director Plan"). The Director Plan is intended to replace the 1991 Director Stock Option Plan which terminated on August 19, 2001. The Director Plan was approved by the Compensation Committee and adopted by the Company's Board of Directors on August 16, 2001, subject to the approval of the stockholders of the Company. If the stockholders approve the Director Plan, it will be effective as of the date of the stockholders' approval.

    The purpose of the Director Plan is to encourage non-employee directors to acquire a long-term proprietary interest in the growth and performance of the Company with an increased incentive to contribute to the Company's success. In addition, the Director Plan will enhance the Company's ability to attract and retain qualified directors.

    The following is a summary of the material terms and provisions of the Director Plan. This summary is qualified in its entirety by reference to the complete text of the Director Plan, which is attached hereto as Exhibit C. Any capitalized terms that are used but not defined in this summary have the meaning assigned to them in the Director Plan.

Scope of the Director Plan

    The Director Plan provides that an aggregate of 60,000 shares of Common Stock are available and reserved for the grant of options (collectively, the "Awards"). If any Award expires or terminates without having been exercised in full by the grantee, the shares of Common Stock associated with such expired or terminated Award shall become available for other Awards.

Plan Administration, Amendment and Termination

    The Director Plan will be administered by the Board of Directors. The Board has broad discretion to amend the Director Plan except that it cannot adjust or reduce the option price of any outstanding Option either directly or by cancellation of outstanding Options and the regranting of Options at a lower price. The Board may not revoke or alter unfavorably an outstanding option. The Director Plan will terminate on November 1, 2011.

Awards Under the Director Plan

    The Director Plan provides for the grant of a Non-Qualified Option to acquire 4,000 shares of Common Stock to each non-employee Director on the first Friday following the Company's annual meeting of stockholders. The Option Price cannot be less than the Fair Market Value of the Stock on the Grant Date.

    Each Option shall not be exercisable until six months after the Grant Date and must be exercised within seven years of the date on which granted.

    If a grantee ceases to be a Director for a reason other than death, the grantee may exercise the options which are immediately exercisable for a three month period or for a 24 month period following termination if the Director had served as a director for a period of six or more years. If a grantee dies, all unvested options will become immediately exercisable and may be exercised for a twelve-month period following the grantee's death. In the event of a Change of Control of the Company, outstanding options will vest.

Other Terms and Conditions

    Awards are generally non-transferable other than by will or the laws of descent and may be exercised, during the grantee's lifetime, only by the grantee. However, grantees may transfer Awards to a family member, a trust for the benefit of a family member and to certain family partnerships. Any Awards so transferred will be subject to the same terms and conditions of the original grant.

Federal Income Tax Consequences of Options
Granted Under the Employee Plan and Director Plan

    The following discussion is intended as a brief summary of the federal income tax treatment of the Options granted under the Employee Plan and the Director Plan (collectively, the "Plans"), under the laws and regulations in effect as of the date of this proxy statement. The summary is not intended to be exhaustive, does not constitute tax advice and does not describe state, local or foreign tax consequences.

    The granting of a Non-Qualified Option authorized under the Plans will not be a taxable event. Non-Qualified Options include options which do not qualify as ISOs. When a

Non-Qualified Option is exercised, the optionee generally will be taxed on an amount of compensation income equal to the excess of the market value of the option shares at the time of exercise over the amount paid for such shares. However, under certain circumstances, the income of an optionee who exercises a Non-Qualified Option and who is subject to Section 16(b) of the Securities Exchange Act of 1934 (the "1934 Act") may be measured on the basis of the market value of the Option shares as of the date the sale of the option shares at a profit is no longer subject to suit under Section 16(b) of the 1934 Act, unless the optionee makes an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), within thirty (30) days of the exercise of the Non-Qualified Option. Upon the sale or other disposition of Non-Qualified Option shares, the difference between the proceeds received and the sum of the option price plus the compensation income recognized as described above will be capital gain or loss. While compensation income is subject to federal income tax at a maximum rate of 39.1% in the 2001 tax year, capital gains recognized by individuals are now taxed at various rates described below. Capital losses will be deductible against capital gains, if any, plus up to $3,000 of an individual's other income; individuals may carry forward any unused capital losses indefinitely.

    The Employee Plan authorizes the granting of ISOs to key employees of the Company. ISOs are intended to qualify as "incentive stock options" as defined in Section 422 of the Code. Generally, the optionee recognizes no income on the grant or the exercise of an ISO. If the shares acquired by the exercise of an ISO are disposed more than two years from the Grant Date and more than one year from the date of exercise, the optionee will recognize a capital gain or loss measured by the difference between the sale proceeds and the option price. If the ISO shares are sold before the end of the above described holding periods, however, the optionee will recognize compensation income in an amount equal to the difference between the lesser of the market value of the shares on the date of exercise or the sale price of such shares and the Option Price, with the balance of any remaining gain taxed as capital gain.

    In the year of exercise of an ISO, an individual optionee must increase his or her alternative minimum taxable income by an amount equal to the difference between the fair market value of the Company Common Stock subject to the ISO on the date of exercise and the option price for purposes of computing liability for the alternative minimum tax. A taxpayer's alternative minimum taxable income is subject to the alternative minimum tax, which can now be as high as 28% but is payable only to the extent it exceeds the taxpayer's regular income tax.

    Capital gains are taxed at different rates depending on whether they are considered "short-term capital gains", which arise from the sale of capital assets held for one year or less, or "long-term capital gains", which arise from the sale of capital assets held for more than one year. Short-term capital gains are generally taxed at the same rates applicable to ordinary income. The maximum tax rate applicable to long-term capital gains from the sale or exchange of capital assets, such as option shares acquired under the Plan, is 20%. However, individuals in the 10% and 15% income tax brackets will pay tax at a maximum rate of 10% on their long-term capital gains. The maximum rate on long-term capital gains will be reduced to 18% (8% for individuals in the 10% and 15% income tax brackets) for assets sold or exchanged after December 31, 2000, and held for more than five years; however, the 18% rate will only apply to the disposition of assets for which the holding period begins after December 31, 2000, and for purposes of determining eligibility for this lower rate, the holding period of option shares will begin on the date that the option is granted. The lower tax rates described above will also apply for purposes of the alternative minimum tax.

    Optionees may, at the discretion of the Committee in the case of the Plans, pay all or part of the exercise price for their Options by delivering Company Common Stock already owned by them. Based on a Revenue Ruling published by the Internal Revenue Service, if shares of Company Common Stock already owned by an optionee are used to pay the exercise price of a Non-Qualified Option, no gain or loss will be recognized with respect to the disposition of the previously owned shares. However, the tax basis of the shares delivered as payment will carry over to the shares received upon the exercise of the Option, share for share, to the extent the number of shares received equals the number of shares delivered as payment. The optionee will recognize ordinary income equal to the fair market value on the exchange date of the balance of shares received in the exchange (the number of shares received in excess of the number of shares delivered). The tax basis of these shares will be equal to the taxable income recognized by the optionee in the exchange.

    Under proposed Treasury Department Regulations, an optionee who exercises an ISO by surrendering previously acquired Company Common Stock generally will not recognize taxable gain or loss upon the exchange. The optionee's tax basis of the shares delivered as payment will carry over to the equivalent number of shares received and the tax basis in the remaining shares will be zero. All shares received will be subject to the holding period restrictions applicable to ISOs; upon the disposition of any such shares prior to the expiration of these holding periods, the shares with the lowest tax basis will be deemed to be disposed of first. If payment of the exercise price of an ISO is made with Company Common Stock acquired by an earlier exercise of an ISO that has not been held by the optionee for the applicable holding periods, the optionee will recognize ordinary income to the same extent as if the surrendered stock had been sold in a premature disposition of shares subject to an ISO, but will realize no capital gain or loss in the exchange. However, the stock acquired by this exercise of an ISO will qualify for favorable tax treatment.

    The Company will be entitled to claim a tax deduction for the amount of compensation income recognized by an optionee upon the exercise of a Non-Qualified Option. No such deduction will be available to the Company as the result of the exercise of an ISO unless the ISO shares are sold or disposed before the relevant holding periods expire, in which case the Company would be allowed a tax deduction equal to the compensation income recognized by the optionee.

    The Plans are neither qualified under Section 401 of the Code nor subject to any provisions of the Employee Retirement Income Security Act of 1974.

Voting Information for the Proposals

    The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the Employee Plan and the Director Plan.

Recommendation

    The Board of Directors recommends a vote FOR the Employee Plan and FOR the Director Plan.

APPROVAL OF AUDITORS

    The Board of Directors has appointed PricewaterhouseCoopers LLP as independent auditors for the Company and has recommended that the stockholders approve the appointment. PricewaterhouseCoopers LLP has served as the Company's independent auditors for many years. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will have an opportunity to make an independent statement if he or she desires to do so. The representative is expected to be available to respond to appropriate questions.

Audit Fees

    Audit fees paid by the Company to PricewaterhouseCoopers LLP in connection with the review and audit of the Company's annual financial statements for the year ended June 30, 2001 and the review of the Company's interim financial statements included in the Company's Quarterly Reports on Form 10-Q for fiscal year 2001, were approximately $185,300.

Financial Information Systems Design and Implementation Fees

    The Company did not engage PricewaterhouseCoopers LLP to provide advice to it regarding financial information systems design and implementation during fiscal 2001.

All Other Fees

    Fees billed to the Company by PricewaterhouseCoopers LLP during the fiscal year ended June 30, 2001 for all other non-audit services to the Company totaled approximately $538,960. These services consisted primarily of tax consulting and due diligence and accounting services related to the possible purchase or sale of business units.

    The Audit Committee has determined that the provision of services described under "All Other Fees" is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

    The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock represented at the meeting and entitled to vote is necessary to approve PricewaterhouseCoopers LLP as the Company's auditors.

    The Board of Directors recommends a vote FOR approval of PricewaterhouseCoopers LLP as the Company's auditors.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The chart below sets forth, as of September 20, 2001 information to the best of the Company's knowledge with respect to the persons who beneficially owned in excess of five percent of the Company's Common Stock; the total number of shares of the Company's Common Stock beneficially owned by each Director and named Executive Officer; and the total number of shares of the Company's Common Stock beneficially owned by the Directors and Executive Officers of the Company, as a group.

Name of Beneficial Owner	Amount Beneficially Owned (1)	Approximate Percentage(%) of Class (1)
FMR Corp.(2)	1,143,250	15.2
Investment Counselors of Maryland(3)	397,500	5.3
Dimensional Fund Advisors(4)	378,500	5.0
Philip E. Rollhaus, Jr.(5)	260,406	3.4
Leslie J. Jezuit	233,197	3.0
James H. DeVries(6)	220,854	2.9
William G. Fowler	176,707	2.3
Daniel P. Gorey	102,097	1.4
Lawrence C. McQuade	86,335	1.1
Robert D. van Roijen, Jr.	85,235	1.1
Joan R. Riley	81,918	1.1
Directors and Executive Officers as a group (8 persons including those individuals named above)(6)	1,246,749	15.2

(1)
The shares reported in the above table include shares of Common Stock which can be acquired within 60 days of September 19, 2001, through the exercise of options ("Option Shares") as follows: Mr. Rollhaus—148,166 shares; Mr. Jezuit—129,115 shares; Mr. Gorey—42,334 shares; Ms. Riley—52,334 shares; Mr. DeVries—90,335 shares; Mr. Fowler—90,335 shares; Mr. McQuade—80,335 shares; Mr. van Roijen—65,335 shares; and Directors and Executive Officers as a group—698,289 shares. Each individual's Option Shares are also included in the number of shares of the Company issued and outstanding for purposes of calculating the percentage ownership of each individual in accordance with the rules and regulations of the Exchange Act. Certain of these persons also have options not exercisable within 60 days of September 19, 2001, by which they can acquire the following additional shares of Common Stock: Mr. Rollhaus— -0- shares; Mr. Jezuit—125,330 shares; Mr. Gorey—71,666 shares; Ms. Riley—44,666 shares; Mr. DeVries—23,665 shares; Mr. Fowler—23,665 shares; Mr. McQuade—23,665 shares; Mr. van Roijen—23,665 shares; and Directors and Executive Officers as a group—354,987 shares. These shares are not included in the above table or in the percentage ownership calculations.

(2)
Based upon information set forth in a Schedule 13F for the period ending June 30, 2001. Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp., is the beneficial owner of the listed shares as a result of acting as investment adviser to various investment companies. The listed shares are owned primarily by one investment company, Fidelity Low-Priced Stock Fund (the "Fund"). The address for FMR Corp. and the Fund is 82 Devonshire Street, Boston, Massachusetts 02109.

(3)
Based upon information set forth in a Schedule 13F filing for the period ending June 30, 2001. The address for Investment Counselors of Maryland is 803 Cathedral Street, Baltimore, Maryland 21201.

(4)
Based upon information set forth in a Schedule 13F for the period ending June 30, 2001. Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, furnishes investment advice to four investment companies and serves as investment manager to certain other investment vehicles (the "Portfolio"). In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over the listed shares. All listed shares are owned by the Portfolio and Dimensional disclaims beneficial ownership of all such shares. The address for Dimensional is 1299 Ocean Avenue, Santa Monica, California 90401.

(5)
Mr. Rollhaus, the Company's former Chairman, passed away on July 28, 2001. The chart reflects his stock ownership at the time of his death.

(6)
Mr. DeVries may be deemed to be the beneficial owner of 5,492 shares of Common Stock owned by family members. These shares are not included in the above table and Mr. DeVries disclaims beneficial ownership of these shares.

MISCELLANEOUS

Stockholder Proposals for the Annual Meeting to be held in 2002

    Under the rules and regulations of the Securities and Exchange Commission, proposals of stockholders intended to be presented at the Annual Meeting to be held in 2002 must be received by the Company on or before May 31, 2002, to be considered for inclusion in the Company's proxy statement relative to that meeting. The persons named in the Board's proxy for the 2002 Annual Meeting will be entitled to exercise the discretionary voting authority conferred by such proxy on any stockholder proposal which is not included in the Company's Proxy Statement if the stockholder making such proposal does not give the Company notice before May 31, 2002. Such proposals should be in writing and sent to Ms. Joan R. Riley, Secretary—Quixote Corporation, One East Wacker Drive, Chicago, IL 60601.

Compliance with Section 16 of the Securities Exchange Act of 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Executive Officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during fiscal year 2001, the Company believes that all Section 16(a) filing requirements applicable to the Company's Officers and Directors and ten percent stockholders were complied with by such persons except that Philip E. Rollhaus, Jr. failed to file on a timely basis a report relating to the gift of 2,000 shares of the Company's Common Stock.

Availability of Annual Report on Form 10-K

    The Company will be pleased to make its Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, available without charge to interested parties. Written requests for the report should be directed to Ms. Joan R. Riley, Secretary—Quixote Corporation, One East Wacker Drive, Chicago, IL 60601.

EXHIBIT A
QUIXOTE CORPORATION
AUDIT COMMITTEE CHARTER
ADOPTED MAY 17, 2000

Mission Statement

    The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Quixote Corporation (the "Company") shall assist the Board in fulfilling its responsibility for objective oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company and such other duties as directed by the Board. The Committee will also review the Company's financial reporting process and system of internal controls.

Organization

  •
  The Committee shall consist of a minimum of three independent members of the Board.

  •
  Members shall comply with the applicable membership requirements of the Securities and Exchange Commission ("SEC") and the Nasdaq Stock Market, Inc. ("Nasdaq").

  •
  Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment.

  •
  One member of the Committee shall be appointed Chairman by majority vote of the Board.

  •
  The Committee shall meet at the Committee's discretion although no less frequently than two times per year. The Committee shall also meet at the request of the Board, senior management or the independent accountant that audits the Company's financial statements (the "Auditors").

Roles and Responsibilities

    The Committee's primary responsibilities shall include:

  •
  Maintain free and open working relationships with the Board, financial and senior management and the Auditors.

  •
  Be responsible for the recommendation to the Board for the selection, evaluation and replacement or retention of the Auditors. In the process, the Committee will discuss and consider the Auditor's formal written affirmation that the Auditors are in fact independent; will discuss the scope, intent and rigor of the audit process; receive and review reports; and will provide the Auditors full access to the Committee (and the Board, as necessary) to report on any and all required and appropriate matters. Furthermore, the Auditors shall have ultimate accountability to the Board and to the Committee, as representatives of the shareholders of the Company.

  •
  Ensure the receipt from the Auditors of a formal written statement delineating all relationships between the Auditors and the Company, consistent with Independence Standards Board Standard 1, and to engage actively in a dialogue with the Auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the Auditors and to take, or recommend the Board to take appropriate action to oversee the independence of the Auditors.

  •
  Review the Company's annual financial statements with senior management. Recommend to the Board that the Company's annual audited financial statements be included in Company's annual filing with the SEC.

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  •
  Discuss with the Auditors any matters relating to the conduct of their audit or review as required by the Auditors under the Statements of Auditing Standards issued by the Auditing Standards Board. It is anticipated that these discussions may include, to the extent appropriate, review of reserves and accruals, consideration of the suitability of accounting principles, review of highly judgmental areas and risks, audit adjustments whether recorded or proposed, any serious difficulties or disputes with management, and such other matters as may be required or appropriate.

  •
  Review the Auditor's proposed and final report on the Company's annual financial statements.

  •
  Discuss with management and the external auditors the quality and adequacy of the Company's internal controls. Ensure that significant findings and recommendations made by the Auditors are discussed on a timely basis as well as the status of previous recommendations or significant findings.

  •
  Meet with the Auditors and senior management separately to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

  •
  Periodically obtain updates from management and/or general counsel regarding legal, tax and regulatory compliance matters with particular focus toward matters that could have a significant impact on the Company's financial statements.

  •
  Review actual or perceived conflicts of interest resulting from related party transactions that have been brought to the Committee's attention.

  •
  Issue a report that addresses the appropriate SEC and Nasdaq requirements, which is suitable for inclusion in the Company's annual proxy statement.

  •
  Report on the Committee's activities to the Board.

  •
  Review the Committee's charter annually and update as deemed necessary. Receive approval of any changes from the Board.

  •
  In discharging its responsibilities, the Committee is empowered to investigate any matter brought to its attention, with full power to retain independent outside counsel, accountants or other experts for this purpose.

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EXHIBIT B
QUIXOTE CORPORATION
2001 EMPLOYEE STOCK INCENTIVE PLAN

    1.  PURPOSE. The purposes of this plan (the "Plan") are to encourage selected employees of Quixote Corporation (the "Company") and its Subsidiaries, who are capable of having an impact on the performance of the Company, to acquire a long-term proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity (thus enhancing the value of the Company for the benefit of its stockholders), and to enhance the ability of the Company and its Subsidiaries to attract and retain qualified individuals upon whom the sustained progress, growth, and profitability of the Company depend.

    2.  DEFINITIONS. As used in this Plan, terms defined immediately after their use shall have the respective meanings provided by such definitions and the terms set forth below shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

      (a) "Affiliate" has the meaning specified in Rule 12b-2 promulgated under the 1934 Act.

      (b) "Award" means options or shares of Restricted Stock granted under the Plan.

      (c) "Award Agreement" has the meaning specified in Section 4(c)(v).

      (d) "Board" means the Board of Directors of the Company.

      (e) "Cause" includes termination based on the commission of any act or acts involving dishonesty, breach of fiduciary duty, fraud, illegality or moral turpitude.

      (f)  "Change in Control" has the meaning specified in Section 14.

      (g) "Code" means the Internal Revenue Code of 1986, as amended. References to a particular section of the Code shall include references to successor provisions.

      (h) "Committee" means the committee of the Board appointed pursuant to Section 4.

      (i)  "Continuing Members" has the meaning specified in Section 14b(ii).

      (j)  "Disability" means a mental or physical condition which, in the opinion of the Committee, renders a Grantee unable or incompetent to carry out the job responsibilities which such Grantee held or the tasks to which such Grantee was assigned at the time the disability was incurred, and which is expected to be permanent or for an indefinite duration exceeding one year.

      (k) "Effective Date" means the date upon which this Plan is approved by the stockholders of the Company.

      (l)  "Fair Market Value" of the Stock of the Company means, as of any applicable date, except as otherwise determined by the Committee, (i) if the Stock is listed on The New York Stock Exchange, the closing sale price of the Stock on the immediately preceding date as reported on The New York Stock Exchange Composite Tape, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale or (ii) if such Stock is traded on the Nasdaq National Market, the average of the highest reported bid and the lowest reported asked price per share of the Stock on the immediately preceding date on the Nasdaq National Market. If the Stock ceases to be listed on The New York Stock Exchange or traded on the Nasdaq National Market, as applicable, the Board shall designate an alternative method of determining the Fair Market Value of the security.

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      (m) "Grant Date" means the date on which an Award shall be duly granted, as determined in accordance with Section 6(a)(i).

      (n) "Grantee" means an individual who has been granted an Award.

      (o) "Immediate Family" has the meaning specified in Section 7.

      (p) "Including" or "includes" means "including, without limitation," or "includes, without limitation."

      (q) "1934 Act" means the Securities Exchange Act of 1934, as amended. References to a particular section of, or rule under, the 1934 Act shall include references to successor provisions.

      (r)  "Option Price" means the per share purchase price of Stock subject to an option.

      (s)  "Permissible Transferee" has the meaning specified in Section 7.

      (t)  "Plan" has the meaning specified in the introductory paragraph.

      (u) "Restricted Period" means the period, beginning with the first day of the month in which Restricted Stock is granted, during which restrictions on the transferability of the Restricted Stock are in effect.

      (v) "Restricted Stock" means shares of Stock granted pursuant to Section 6(d).

      (w) "Retirement" means a termination of employment with the Company and its Subsidiaries by a Grantee, other than for Cause or death, any time after attaining age 55, provided that the sum of the Grantee's age and years of service on the date of termination equals or exceeds sixty-five (65).

      (x) "SEC" means the U.S. Securities and Exchange Commission.

      (y) "Section 16 Grantee" means a person subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

      (z) "Share Withholding" has the meaning specified in Section 12(a).

      (aa) "Stock" means the Company's common stock authorized by the Company's Certificate of Incorporation.

      (bb) "Subsidiary" means any entity in which the Company directly or through intervening subsidiaries owns at least a majority interest of the total combined voting power or value of all classes of stock or, in the case of an unincorporated entity, at least a majority in the capital and profits.

      (cc) "Tax Date" has the meaning specified in Section 12(b)(ii).

      (dd) "Taxable Event" has the meaning specified in Section 12(a).

      (ee) "Tendered Restricted Stock" has the meaning specified in Section 8.

    3.  SCOPE OF THE PLAN.

      (a) Subject to the provisions of Section 3(d) and Section 21, the maximum number of shares of Stock that are available and reserved for delivery on account of the exercise of Awards under this Plan as of the Effective Date is a total of five hundred twenty-five thousand (525,000) shares of Stock (of which Two Hundred Thousand (200,000) shares of Stock shall be reserved for the grant of incentive stock options), and fifty thousand (50,000) shall be reserved for the grant of Restricted Stock.

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      (b) Such shares may be treasury shares, newly issued shares, or shares purchased on the open market (including private purchases) in accordance with applicable securities laws, or any combination of the foregoing, as may be determined from time to time by the Board or the Committee.

      (c) Subject to adjustment as provided in Section 21, following the Effective Date the maximum number of shares of Stock for which Awards may be granted to any Grantee in any calendar year shall not exceed one hundred thousand (100,000) shares.

      (d) To the extent an Award shall expire or terminate for any reason without having been exercised in full or shall be forfeited without in either case, the Grantee having enjoyed any of the benefits of stock ownership (other than voting rights or dividends that are also forfeited), the shares of Stock (including Restricted Stock) associated with such Award shall become available for other Awards.

      (e) For purposes of this Section 3,

    (i)
    if an Award is denominated in shares of Stock, the number of shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of shares of Stock available for granting Awards under this Plan;

    (ii)
    all outstanding shares of Stock issued under this Plan, even if the Stock is subject to restrictions, shall be counted on the date of grant of any Award against the aggregate number of shares of Stock available for granting Awards under this Plan;

    (iii)
    the shares of Stock underlying outstanding options and similar Awards shall be counted while the Award is outstanding against the aggregate number of shares of Stock available for granting Awards under this Plan; and

    (iv)
    in the event of a stock-for-stock exercise of an option, the gross number of shares of Stock subject to the option exercised, not the net number of shares actually issued upon exercise shall be counted against the aggregate number of shares of Stock available for granting Awards under this Plan.

    4.  ADMINISTRATION.

      (a) Subject to Section 4(b), this Plan shall be administered by a committee of the Board ("Committee") which shall consist of not less than two persons who are Directors of the Company. Membership on the Committee may be subject to such limitations as the Board deems appropriate to permit transactions in Stock pursuant to the Plan to (i) be exempt from liability under Section 16(b) of the 1934 Act pursuant to Rule 16b-3 thereunder and (ii) satisfy the performance-based compensation exception to the $1 million limit under Section 162(m) of the Code.

      (b) The Board may, in its discretion, reserve to itself or delegate to the Chief Executive Officer of the Company or another committee of the Board, any or all of the authority and responsibility of the Committee with respect to Awards to Grantees who are not Section 16 Grantees at the time any such delegated authority or responsibility is exercised. Such other committee may consist of two or more Directors who may, but need not be, officers or employees of the Company or of any of its Subsidiaries. To the extent that the Board has reserved to itself or delegated to the Chief Executive Officer or such other committee the authority and responsibility of the Committee, all references to the Committee in the Plan shall be to the Board, the Chief Executive Officer or such other committee.

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      (c) The Committee shall have full and final authority, in its discretion, but subject to the express provisions of this Plan, as follows:

    (i)
    to grant Awards of Stock;

    (ii)
    to determine (A) when Awards may be granted, and (B) whether or not specific Awards shall be identified with other specific Awards, and if so, whether they shall be exercisable cumulatively with or alternatively to such other specific Awards;

    (iii)
    to interpret this Plan and to make all determinations necessary or advisable for the administration of this Plan;

    (iv)
    to prescribe, amend, and rescind rules and regulations relating to this Plan, including rules with respect to the exercisability and non-forfeitability of Awards upon the termination of employment of a Grantee;

    (v)
    to determine the terms and provisions and any restrictions or conditions (including specifying such performance criteria as the Committee deems appropriate, and imposing restrictions with respect to Stock acquired upon exercise of an option, which restrictions may continue beyond the Grantee's termination of employment) of the written agreements by which all Awards shall be evidenced ("Award Agreements") which need not be identical.

    (vi)
    to impose, incidental to an Award, conditions with respect to competitive employment or other activities, to the extent such conditions do not conflict with this Plan;

    (vii)
    to delegate its duties and responsibilities under this Plan, except its duties and responsibilities with respect to Section 16 Grantees, and (A) the acts of such delegates shall be treated hereunder as acts of the Committee, and (B) such delegates shall report to the Committee regarding the delegated duties and responsibilities;

    (viii)
    subject to Section 6(a)(ii), to extend the time during which any Award or group of Awards may be exercised;

    (ix)
    to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including requiring simultaneous exercise of related identified Awards, and limiting the percentage of Awards which may from time to time be exercised by a Grantee; and

    (x)
    to certify attainment of any performance criteria to which Awards are subject, if any.

    The determination of the Committee on all matters relating to this Plan or any Award Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Award.

    5.  ELIGIBILITY. Awards may be granted to any officer or full-time employee of the Company or any of its Subsidiaries. In selecting the individuals to whom Awards may be granted, as well as in determining the number of shares of Stock subject to, and the other terms and conditions applicable to, each Award, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of this Plan.

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    6.  CONDITIONS TO GRANTS.

      (a) General Conditions:

    (i)
    The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified by the Committee at the time of granting the Award.

    (ii)
    The term of each Award shall be a period of not more than ten years from the Grant Date, and shall be subject to earlier termination as herein established.

    (iii)
    A Grantee may, if otherwise eligible, be granted additional Awards in any combination.

      (b) Grant of Incentive Stock Options.

    (i)
    Options granted under this Section 6(b) shall be "incentive stock options," that satisfy the requirements applicable to "incentive stock options" described in section 422(b) of the Code. No incentive stock option shall be issued to a Grantee who holds 10% or more of the outstanding voting securities of the Company on the Grant Date.

    (ii)
    No later than the Grant Date of any option, the Committee shall determine the Option Price of such option. The Option Price of an option shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date. Such price shall be subject to adjustment as provided in Section 21.

    (iii)
    The Award Agreement may provide that the option may be exercisable with Restricted Stock.

    (iv)
    The Fair Market Value (determined at the time the option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by a Grantee during any calendar year (under the Plan and under any other incentive stock options of the Company) shall not exceed $100,000.

    (v)
    The grant of any incentive stock option shall be conditioned upon the Grantee agreeing to advise the Company when the Grantee sells or transfers any shares of Stock acquired pursuant to the exercise of an incentive stock option, and such agreement shall be incorporated in the applicable Award Agreement. The Company may legend any certificate representing Stock acquired pursuant to exercise of an incentive stock option to reflect such restriction.

      (c) Grant of Non-Qualified Stock Options.

    (i)
    Options granted under this Section 6(c) shall be "non-qualified stock options," and are not intended to be "incentive stock options" as that term is described in section 422(b) of the Code.

    (ii)
    No later than the Grant Date of any option, the Committee shall determine the Option Price of such option. The Option Price of an option shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date.

    (iii)
    The Award Agreement may provide that the option may be exercisable with Restricted Stock.

      (d) Grant of Shares of Restricted Stock.

    (i)
    The Committee may in its discretion grant shares of Restricted Stock to any individual eligible under Section 5 to receive Awards, and shall establish the terms and conditions, including such performance criteria, as shall be applicable to such Restricted Stock; provided, however, that the restriction period for any

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      Restricted Stock Award shall be no less than three years or at least one year if the Restricted Stock Award is performance based.

    (ii)
    The Committee shall, in its discretion, determine the amount, if any, that a Grantee shall pay for shares of Restricted Stock. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law. If any such cash consideration is required, payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than 10 days after the Grant Date for such shares. In the discretion of the Committee and to the extent permitted by law, payment may also be made in accordance with Section 9.

    (iii)
    The Committee may, but need not, provide that all or any portion of a Grantee's Award of Restricted Stock, or Restricted Stock acquired upon exercise of an option shall be forfeited:

        (A) except as otherwise specified in the Award Agreement, upon the Grantee's termination of employment for any reason specified in the Award Agreement within a specified time period after the Grant Date, or

        (B) if the Company or the Grantee does not achieve specified performance objectives (if any) within a specified time period after the Grant Date and before the Grantee's termination of employment, or

        (C) upon failure to satisfy such other restrictions as the Committee may specify in the Award Agreement; provided that, subject to Sections 13 and 14, in no case shall such Award become nonforfeitable before the first anniversary of the Grant Date.

    (iv)
    If a share of Restricted Stock is forfeited, then:

        (A) if the Grantee was required to pay for such share or acquired such Restricted Stock upon the exercise of an option, the Grantee shall be deemed to have resold such share of Restricted Stock to the Company at the lesser of (1) the amount paid or, if the Restricted Stock was acquired on exercise of an option, the Option Price paid by the Grantee for such share of Restricted Stock, or (2) the Fair Market Value of a share of Stock on the date of such forfeiture;

        (B) the Company shall pay to the Grantee the amount determined under clause (A) of this sentence as soon as is administratively practical; and

        (C) such share of Restricted Stock shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the later of the date the event causing the forfeiture occurred or the date of the Company's tender of the payment specified in clause (B) of this sentence, whether or not such tender is accepted by the Grantee.

    (v)
    The Committee may provide that any share of Restricted Stock shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until the expiration of the Restricted Period and/or such shares become nonforfeitable or are forfeited. Any share of Restricted Stock shall bear an appropriate legend specifying that such share is non-transferable and subject to the restrictions set forth in the Plan and the Award Agreement. If any shares of Restricted Stock become nonforfeitable, and any applicable Restricted Period has ended, the Company shall cause certificates for such shares to be issued or reissued without such legend.

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    (vi)
    The Committee may provide one or more Restricted Periods applicable to Restricted Stock, at its discretion. Such Restricted Period shall be measured from the first day of the month in which Restricted Stock is granted with respect to such Restricted Period.

    (vii)
    Each grant of Restricted Stock shall be evidenced by a written instrument stating the number of shares of Restricted Stock granted, the Restriction Period, the restrictions applicable to such Restricted Stock, the nature and terms of payment of consideration, if any, the consequences of forfeiture that will apply to such Restricted Stock, and any other terms, conditions and rights with respect to such grant.

    (viii)
    Any other provision of this Plan to the contrary notwithstanding, the Committee may at any time shorten any Restricted Period, if it determines that conditions, including but not limited to, changes in the economy, changes in competitive conditions, changes in laws or government or regulations, changes in generally accepted accounting principles, changes in the Company's accounting policies, acquisitions or dispositions, or the occurrence of other unusual, unforeseen, or extraordinary events, so warrant.

    7.  NON-TRANSFERABILITY. Except for those assignments and transfers that are approved by the Committee, each Award (other than Restricted Stock) granted hereunder shall not be assignable or transferable other than by will or the laws of descent and distribution; provided however, that, with respect to Restricted Stock and non-qualified stock options, a Grantee may (a) designate in writing a beneficiary to exercise his/her Award after the Grantee's death, (b) transfer an option (other than an incentive stock option) to a revocable, inter vivos trust as to which the Grantee is both the settlor and trustee, and (c) transfer an Award for no consideration to any of the following permissible transferees (each a "Permissible Transferee"): (w) any member of the Immediate Family of the Grantee to whom such Award was granted, (x) any trust solely for the benefit of the Grantee and members of the Grantee's Immediate Family, (y) any partnership or limited liability company whose only partners or members are the Grantee and members of the Grantee's Immediate Family, or (z) any other transferee approved by the Committee in advance of the transfer; and further provided that: (i) the transfer of any Award shall not be effective on a date earlier than the date on which the Award is first exercisable as set forth in this Plan; (ii) any Permissible Transferee to whom an Award is transferred by a Grantee shall not be entitled to transfer the Award, other than to the Grantee or by will or the laws of descent and distribution; and (iii) the Permissible Transferee shall remain subject to all of the terms and conditions applicable to such Award prior to such transfer. For purposes of this Section 7, "Immediate Family" means, with respect to a particular Grantee, such Grantee's spouse, children, stepchildren, grandchildren, parents, stepparents, grandparents, siblings, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, and sister-in-law, and shall include relationships arising from legal adoption. Each share of Restricted Stock shall be nontransferable until such share becomes nonforfeitable and the Restricted Period, if any, lapses.

    8.  EXERCISE. Subject to Sections 4(c)(ix) and 13 and such terms and conditions as the Committee may impose, each option shall be exercisable in one or more installments.

    Each option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of shares of Stock subject to the option. The Option Price of any shares of Stock or shares of Restricted Stock as to which an option shall be exercised shall be paid in full at the time of the exercise. Payment may, at the election of the Grantee, be made in any one or any combination of the following:

  (i)
  cash;

  (ii)
  Stock held by the Grantee for at least 6 months prior to exercise of the option, valued at its Fair Market Value on the date of exercise;

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  (iii)
  by delivery of a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker or lending institution, accepted in writing, and authorizing them to sell the Stock (or a sufficient portion thereof) acquired upon exercise of an option, and assigning the delivery to the Company of a sufficient amount of the sale proceeds to pay for all the Stock acquired through such exercise and any tax withholding obligations resulting from such exercise, all in such form and with such security as the Company may require; or

  (iv)
  in the discretion of the Committee and to the extent permitted by law, payment may also be made in accordance with Section 9.

    In the event the Grantee elects to make payment as provided in Section 8(a)(ii) above, delivery may be accomplished by means of an attestation by the Grantee, at the time of exercise, as to the Grantee's ownership of the number of shares of Stock required to cover the total required Option Price of the option being exercised and the Company may deliver the net amount of shares covered by the option after deducting the number of shares required to cover the total Option Price; any attestation to be in form and substance, satisfactory to the Committee.

    9.  LOANS AND GUARANTEES. The Committee may, in its discretion allow a Grantee to defer payment to the Company of all or any portion of (i) the Option Price of an option, (ii) the purchase price of a share of Restricted Stock, or (iii) any taxes associated with a benefit hereunder which is not a cash benefit at the time such benefit is so taxable.

    Any such payment or deferral by the Company pursuant to this Section 9 shall be on such terms and conditions as the Committee may determine; provided that the interest rate applicable to any such payment deferral shall not be more favorable to the Grantee than the terms applicable to funds borrowed from an unrelated party in an arms-length transaction. Notwithstanding the foregoing, a Grantee shall not be entitled to defer the payment of such Option Price, purchase price or any related taxes unless the Grantee enters into a full recourse, binding obligation, secured against the assets of the Grantee excluding the Grantee's shares of Stock purchased pursuant to this deferral, to pay the deferred amount and the related interest. If the Committee has permitted a payment deferral pursuant to this Section 9, then the Committee may, in its discretion, require the immediate payment of such deferred amount upon the Grantee's termination of employment or if the Grantee sells or otherwise transfers the Grantee's shares of Stock purchased pursuant to such deferral.

    10. NOTIFICATION UNDER CODE SECTION 83(b). The Committee may, on the Grant Date or any later date, prohibit a Grantee from making the election described below. If the Committee has not prohibited such Grantee from making such election, and the Grantee shall, in connection with the exercise of any option or the grant of any share of Restricted Stock, make the election permitted under Section 83(b) of the Code (i.e., an election to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code), such Grantee shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

    11. MANDATORY WITHHOLDING OF TAXES. Whenever under this Plan, cash or shares of Stock are to be delivered upon exercise or payment of an Award or upon a share of Restricted Stock becoming nonforfeitable, or any other event occurs which subjects the Grantee to income taxes with respect to rights and benefits hereunder, the Company shall be entitled to require as a condition of delivery (i) that the Grantee remit an amount sufficient to satisfy the minimum federal, state, and local withholding tax requirements related thereto, (ii) the withholding of such sums from compensation otherwise due to the Grantee or from

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any shares of Stock due to the Grantee under this Plan, or (iii) any combination of the foregoing.

    12. ELECTIVE SHARE WITHHOLDING.

      (a) In addition to the specific provisions of Section 8 and subject to Section 12(b), a Grantee may elect the withholding ("Share Withholding") by the Company of a portion of the shares of Stock otherwise deliverable to such Grantee upon the exercise or payment of an Award or upon a share of Restricted Stock becoming nonforfeitable (each a "Taxable Event") having a Fair Market Value equal to the minimum statutory amount necessary to satisfy required federal, state, or local withholding tax liability attributable to the Taxable Event.

      (b) Each Share Withholding election by a Grantee shall be subject to the following restrictions:

    (i)
    any Grantee's election shall be subject to the Committee's right to revoke such election of Share Withholding by such Grantee at any time before the Grantee's election if the Committee has reserved the right to do so in the Award Agreement;

    (ii)
    the Grantee's election must be made before the date (the "Tax Date") on which the amount of tax to be withheld is determined;

    (iii)
    the Grantee's election shall be irrevocable; and

    (iv)
    no election to have shares of Stock withheld from any Award shall be effective with respect to an Award which was transferred by the Grantee in accordance with this Plan.

    13. TERMINATION OF EMPLOYMENT. Except as may otherwise be provided in the Award Agreement, the following provisions shall govern in the event of a termination of employment for any reason:

      (a) For Cause. If a Grantee has a termination of employment for Cause,

    (i)
    The Grantee's shares of Restricted Stock that are forfeitable shall thereupon be forfeited, subject to the provisions of Section 6(d)(iv) regarding repayment of certain amounts to the Grantee.

    (ii)
    Any unexercised option shall thereupon terminate.

      (b) On Account of Death. If the Grantee has a termination of employment by reason of death:

    (i)
    All grants of Restricted Stock awarded to such Grantee shall become nonforfeitable.

    (ii)
    Any unexercised option may be exercised, to the extent exercisable on the date of death, in whole or in part, at any time within one year after such termination of employment and prior to the stated expiration date of the option, by (A) his/her personal representative, executor, administrator, or by the person to whom the option is transferred by will or the applicable laws of descent and distribution, (B) the Grantee's beneficiary designated in accordance with Section 7, or (C) the then-acting trustee of the trust described in clause (b) of the first sentence of Section 7 (but only if the condition set forth in such clause (b) has been satisfied).

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      (c) On Account of Disability. If a Grantee has a termination of active employment by reason of disability:

    (i)
    Such termination shall not constitute a termination of employment for purposes of Restricted Stock and such Grantee shall not forfeit any Restricted Stock held by him/her, provided that during the balance of the period in which the Restricted Stock would otherwise remain forfeitable such Grantee does not engage in or assist any business that the Company, in its sole discretion, determines to be in competition with business engaged in by it. A Grantee who does engage in or assist any business that the Company, in its sole discretion, determines to be in competition with any business engaged in by it, shall be deemed to have terminated employment.

    (ii)
    Any unexercised option may be exercised, to the extent exercisable on the date of termination of active employment, in whole or in part, at any time within a one year period after such termination of employment and prior to the stated expiration date of the option, by the Grantor or by the Grantee's guardian or legal representative provided that during such period the Grantee does not engage in or assist any business that the Company, in its sole discretion, determines to be in competition with a business engaged in by it. If the Grantee dies within such one year period, then the Grantee's options may be exercised within the one year period after his or her death by the person specified in Section 13(b)(ii). Notwithstanding the foregoing, however, in no event may an option be exercised after the expiration of the Option Period.

      (d) On Account of Retirement. If a Grantee has a termination of employment on account of Retirement:

    (i)
    Such termination shall not constitute a termination of employment for purposes of Restricted Stock and the provisions of Section 13(c)(i) shall apply as though the Grantee had terminated active employment for reasons of disability.

    (ii)
    Any unexercised option which is then exercisable, may be exercised, in whole or in part, not later than the close of business on the last business day of the 24th month following the Grantee's Retirement; provided that, following Retirement, such Grantee does not engage in or assist in any business that the Company, in its sole discretion, determines to be in competition with the business engaged in by it during such period and as is defined in the Award Agreement. If the Grantee dies within the 24 month period after Retirement, then the Grantee's options may be exercised within the one year period after his or her death by the person specified in Section 13(b)(ii). Notwithstanding the foregoing, however, in no event may an option be exercised after the expiration of its stated term.

      (e) Any Other Reason. If a Grantee has a termination of employment for a reason other than for Cause, death of the Grantee, the Grantee's Disability, and the Grantee's Retirement:

    (i)
    The Grantee's shares of Restricted Stock, to the extent forfeitable on the date of the Grantee's termination of employment, shall be forfeited on such date. If the termination of employment occurs after the Restricted Stock becomes nonforfeitable but prior to the end of a Restricted Period, such termination shall not have any effect on any Restricted Period, unless the Committee, in its sole discretion, finds that the circumstances so warrant and determines that the Restricted Period shall end on an earlier date as determined by the Committee,

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      and that shares held by the Company shall be paid as soon as practicable following such earlier date.

    (ii)
    Any unexercised option to the extent exercisable on the date of the Grantee's termination of employment, may be exercised in whole or in part, not later than the three month anniversary of the Grantee's termination of employment. If the Grantee dies within the three month period, then the exercisability of the Grantee's options shall be determined under Section 13(b) or the balance remaining of the period specified in this Section 13(d)(ii), whichever is longer.

      (f)  Extension of Term. In the event of a termination of employment other than for Cause, the Committee, in its sole discretion, may extend the term, including vesting and the exercisability, of any Award; provided, however, that in no event may the term of any Award expire or be exercisable more than ten years after the Grant Date of such Award.

    14. CHANGE IN CONTROL.

      (a) Notwithstanding any other provision of this Plan to the contrary, if, while any Awards remain outstanding under this Plan, a "Change in Control" (as defined below) should occur, then (1) all options that are outstanding at the time of such Change in Control shall become immediately vested and exercisable in full; and (2) all restrictions with respect to shares of Restricted Stock shall lapse, and such shares shall be fully vested and nonforfeitable.

      (b) A Change in Control means a change in control of the Company of a nature that would be required to be reported in response to item 6(e) of Schedule 14A of Regulation14A promulgated under the 1934 Act; provided that, without limitation, such change in control shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

    (i)
    any person (as defined in Section 3(a)(9) of the 1934 Act, as such term is modified in Sections 13(d) and 14(d) of the 1934 Act), other than (1) any employee plan established by the Company or any Subsidiary, (2) the Company or Subsidiary, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company), alone or with its Affiliates, is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the 1934 Act), directly or indirectly, of Stock of the Company representing 15% or more of either the then outstanding shares of Stock or the combined voting power of the Company's then outstanding voting securities;

    (ii)
    a majority of the members of the Board shall cease to be Continuing Members. For this purpose, "Continuing Member" means a member of the Board who either (i) was a member of the Board on the Effective Date hereof and has been such continuously thereafter or (ii) became a member of such Board after the Effective Date and whose election or nomination for election was approved by a vote of at least two-thirds of the Continuing Members then members of the Company's Board (other than a nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the members of the Board, as such terms are used in Rule 14a-11 of Regulation 14A under the 1934 Act);

    (iii)
    the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or

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      by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate or Subsidiary, at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (determined pursuant to clause (i) above) is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company, its Subsidiaries or its Affiliates) representing 15% or more of either the then outstanding shares of Stock or the combined voting power of the Company's then outstanding voting securities; or

    (iv)
    the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or of the Company's assets or earning power aggregating more than 50% of the assets or the earning power of the Company and its Subsidiaries, taken as a whole.

    Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns substantially all of the assets of the Company immediately prior to such transaction or series of transactions.

    The Committee may also determine, in its discretion, that a sale of a substantial portion of the Company's assets or one of its businesses constitutes a "Change of Control" with respect to Awards held by Grantees employed in the affected operation.

    15. SECURITIES LAW MATTERS.

      (a) If the Committee deems necessary to comply with the Securities Act of 1933, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock.

      (b) If, based upon the opinion of counsel for the Company, the Committee determines that the exercise or non-forfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities laws or (ii) the listing requirements of any national securities exchange on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, non-forfeitability or delivery, as the case may be, but the Company shall use its best efforts to cause such exercise, non-forfeitability or delivery to comply with all such provisions at the earliest practicable date.

    16. FUNDING. Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of benefits under this Plan.

    17. NO EMPLOYMENT RIGHTS. Neither the establishment of the Plan, nor the granting of any Award shall be construed to (a) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (b) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans. Further, the Company or Subsidiary may at any time dismiss a Grantee from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in this Plan or in any Award Agreement.

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    18. RIGHTS AS A STOCKHOLDER. A Grantee shall not, by reason of any Award (other than Restricted Stock) have any right as a stockholder of the Company with respect to the shares of Stock which may be deliverable upon exercise or payment of such Award until such shares have been issuable to him. Shares of Restricted Stock held by a Grantee or held in escrow by the Secretary of the Company shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan. The Committee, in its discretion, at the time of grant of Restricted Stock, may permit or require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 3 or otherwise reinvested. Stock dividends and deferred cash dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms as apply to the shares with respect to which such dividends are issued. The Committee may, in its discretion, provide for crediting to and payment of interest on deferred cash dividends.

    19. NATURE OF PAYMENTS. Any and all grants, payments of cash, or deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

    20. NON-UNIFORM DETERMINATIONS. Neither the Committee's nor the Board's determinations under the Plan need be uniform and may be made by the Committee or the Board selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations and to enter into non-uniform and selective Award Agreements, as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment, under Section 13, of terminations of employment. Notwithstanding the foregoing, the Committee's interpretation of Plan provisions shall be uniform as to similarly situated Grantees.

    21. ADJUSTMENTS FOR CHANGES IN CAPITALIZATION. The Committee shall make such adjustment, as it shall deem equitable, to any or all of:

      (a) the aggregate numbers of shares of Stock and shares of Restricted Stock;

      (b) the number of shares of Stock and shares of Restricted Stock covered by an outstanding Award;

      (c) the Option Price; and

      (d) any other terms or provisions of any outstanding grants of stock options or Restricted Stock:

  to reflect a stock dividend, stock split, reverse stock split, share combination, re-capitalization, merger, consolidation, acquisition of property or shares, separation, spin-off, reorganization, stock rights offering, liquidation or similar event, of or by the Company, or, if deemed appropriate, the Committee may make provisions for a cash payment to the holder of an outstanding Award; provided, however, in each case, that the number of shares subject to any Award denominated in shares of Stock shall always be a whole number. Notwithstanding any part of the foregoing to the contrary, upon the approval by the stockholders of the Company of a plan of liquidation for the Company, any unexercised options

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  previously granted shall become exercisable, and any shares of Restricted Stock that have not become nonforfeitable shall become nonforfeitable.

    22. AMENDMENT OR TERMINATION OF THE PLAN. This Plan shall become effective on the Effective Date and shall terminate on, and no Awards shall be made after, November 1, 2011, unless terminated at an earlier date by action of the Board. Any Awards then outstanding shall remain in effect until they have been exercised, forfeited or expired. The Board may amend or terminate this Plan at any time; except that, without approval of the stockholders, no such revision or amendment shall: change the number of shares subject to the Plan; change the designation of the class of employees eligible to receive awards; or materially increase the benefits accruing to participants under the Plan. Subject to Section 21, no amendment or termination may, in the absence of written consent to the change by the affected Grantee (or, if the Grantee is not then living, the affected beneficiary), adversely affect the rights of any Grantee or beneficiary under any Award granted under this Plan prior to the date such amendment is adopted by the Board. Unless approved by the Company's stockholders, no adjustments or reduction of the Option Price of any outstanding options shall be made directly or by cancellation of outstanding options and a subsequent regranting of options at a lower price to the same individual. Furthermore, the Plan will not be amended without approval of the stockholders in any way which would cause options to fail to qualify as incentive stock options.

    23. OTHER COMPENSATION PLANS. Nothing contained in this Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

    24. NO ILLEGAL TRANSACTIONS. This Plan and all Awards granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of this Plan or any Award, Grantees shall not be entitled to exercise Awards or receive the benefits thereof and the Company shall not be obligated to deliver any Stock or pay any benefits to a Grantee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Grantee or the Company of any provision of any such law or regulation.

    25. NO TRUST OR FUND CREATED. Neither this Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or Subsidiary and a Grantee or any other person. To the extent that any person acquires a right to receive payments from the Company or Subsidiary pursuant to an Award, such right shall be no greater than the right of an unsecured general creditor of the Company or Subsidiary.

    26. CONTROLLING LAW. The law of the State of Illinois, except its law with respect to choice of law and except as to matters relating to corporate law (in which case the corporate law of the State of Delaware shall control), shall be controlling in all matters relating to this Plan.

    27. TAX LITIGATION. The Company shall have the right to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue that is related to this Plan and that the Company believes to be important to Grantees and to conduct any such contest or any litigation arising therefrom to a final decision.

    28. SEVERABILITY. If all or any part of this Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of this Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner in which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

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    29. INDEMNIFICATION. Each person who is or at any time serves as a member of the Board or the Committee or otherwise acts with respect to this Plan pursuant to authority delegated to him/her in accordance with this Plan shall be indemnified and held harmless by the Company against and from: (i) any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under this Plan; and (ii) any and all amounts paid by such person in satisfaction of judgment in any such action, suit or proceeding relating to this Plan. Each person covered by this indemnification shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the By-Laws of this Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless.

    30. RELIANCE ON REPORTS. Each member of the Board and the Committee shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of, or counsel for, this Company and upon any other information furnished in connection with the Plan. In no event shall any person who is or shall have been a member of the Board or the Committee be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

    31. EXPENSES. The Company shall bear all expenses of administering this Plan.

    32. TITLES AND HEADINGS. The titles and headings of the Sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

    33. 1993 LONG-TERM STOCK OWNERSHIP PLAN. Upon approval by the Company's stockholders of this Plan, the Company's 1993 Long-Term Stock Ownership Plan shall terminate and, except with respect to shares reserved for options and Retirement Awards granted thereunder which are by their contractual terms outstanding, all shares of Stock reserved for such plan shall no longer be reserved, and no other options or Retirement Awards shall be granted thereunder. Option agreements and retirement agreements currently outstanding under the 1993 Long-Term Stock Ownership Plan shall remain in effect in accordance with their terms notwithstanding termination of that Plan.

    Approved by the Stockholders of

    Quixote Corporation as of             , 2001

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EXHIBIT C
QUIXOTE CORPORATION
2001 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

    1.  PURPOSE. The purposes of this plan (the "Plan") are to encourage non-employee Directors of Quixote Corporation, a Delaware corporation (the "Company"), to acquire a long term proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity (thus enhancing the value of the Company for the benefit of its stockholders), and to enhance the ability of the Company to attract and retain qualified Directors upon whom the sustained progress, growth, and profitability of the Company depend.

    2.  DEFINITIONS. As used in this Plan, terms defined immediately after their use shall have the respective meanings provided by such definitions and the terms set forth below shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

      (a) "Award" means options granted under the Plan.

      (b) "Board" means the Board of Directors of the Company.

      (c) "Effective Date" means the date upon which this Plan is approved by the stockholders of the Company.

      (d) "Director" means an individual who is a member of the Board and who is not an employee of the Company or any of its subsidiaries.

      (e) "Fair Market Value" of the Stock of the Company means, as of any applicable date, (i) if the Stock is listed on The New York Stock Exchange, the closing sale price of the Stock on the immediately preceding date as reported on The New York Stock Exchange Composite Tape, or if no such reported sale of the Stock shall have occurred on such date, on the next preceding date on which there was such a reported sale, or (ii) if the Stock is traded on the Nasdaq National Market, the average of the highest reported bid and the lowest reported asked price per share of the Stock on the immediately preceding date on the Nasdaq National Market. If the Stock ceases to be listed on The New York Stock Exchange or traded on the Nasdaq National Market, the Board shall designate an alternative method of determining the Fair Market Value of the Stock.

      (f)  "Grant Date" means the date on which an Award shall be duly granted.

      (g) "Grantee" means an individual who has been granted an Award.

      (h) "Immediate Family" has the meaning specified in Section 8.

      (i)  "Including" or "includes" means "including, without limitation," or "includes, without limitation."

      (j)  "Option Price" means the per share purchase price of Stock subject to an option.

      (k) "Permissible Transferee" has the meaning specified in Section 8.

      (l)  "Plan" has the meaning specified in the introductory paragraph.

      (m) "SEC" means the Securities and Exchange Commission.

      (n) "Stock" means the Company's common stock, authorized by the Company's Certificate of Incorporation.

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    3.  SCOPE OF THE PLAN.

      (a) Subject to the provisions of Section 11, from and after the Effective Date, sixty thousand (60,000) shares of Stock, shall remain available and reserved for delivery on account of the exercise of Awards. Such shares may be treasury shares, newly issued shares, or shares purchased on the open market (including private purchases) in accordance with applicable securities laws, or any combination of the foregoing, as may be determined from time to time by the Board.

      (b) To the extent an Award shall expire or terminate for any reason without having been exercised in whole by the Grantee, the shares of Stock associated with such Award shall become available for other Awards.

    4.  PARTICIPATION IN THE PLAN. On the first Friday after the Effective Date and on the first Friday following the Company's annual meeting of stockholders each year thereafter, each Director elected, re-elected or continuing as a Director shall automatically receive an Award of an option to acquire four thousand (4,000) shares of Stock.

    5.  OPTION TERMS.

      (a) Option Price. The Option Price per share of Stock for each option granted under this Plan shall be equal to the Fair Market Value of the Stock on its Grant Date.

      (b) Time for Exercising Options. The options shall not become exercisable until six (6) months after the Grant Date. Unless terminated earlier as set forth in Section 6, any option granted must be exercised within not more than seven (7) years from the date on which granted ("Option Period").

      (c) Exercise of Options. Each option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of shares of Stock subject to the option. The Option Price of any shares of Stock as to which an option shall be exercised shall be paid in full at the time of the exercise. Payment may, at the election of the Grantee, be made in any one or any combination of the following:

        (i)  cash; or

        (ii) Stock held by the Grantee for at least 6 months prior to exercise of the option, valued at its Fair Market Value on the date of exercise; or

        (iii) by delivery of a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker or lending institution, accepted in writing, authorizing them to sell the Stock (or a sufficient portion thereof) acquired upon exercise of an option, and assigning the delivery to the Company of an amount of the sale proceeds to pay for all the Stock acquired through such exercise and the minimum statutory tax withholding obligations resulting from such exercise, all in such form and with such security as the Company may require.

    In the event the Grantee elects to make payments as provided in (ii) above, delivery may be accomplished by means of an attestation by the Grantee, at the time of exercise, as to the Grantee's ownership of the number of shares of stock required to cover the total required-option-price of the option being exercised and the Company may deliver the net amount of shares covered by the option exercise after deducting the number of shares required to cover the total option price.

    6.  TERMINATION OF DIRECTORSHIP.

      (a) Cessation of Service. Upon the cessation of the Grantee's service as a Director for a reason other than death, the options immediately exercisable at the date of cessation of service shall be exercisable by the Grantee until the close of business on the day

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  before the same day of the third month after the Grantee's cessation of service; provided that if the Grantee shall have served as a Director for a period of six (6) years or longer, his/her outstanding options shall continue to be exercisable until the close of business on the last business day of the 24th month following the such cessation of service. If the Grantee dies within such 24-month period, then the Grantee's options may be exercised within the 12 month period after his or her death by the person specified in Section 6(b), below. Notwithstanding the foregoing, however, in no event may an option be exercised after the expiration of the Option Period. All options not exercisable at the date of cessation of service shall expire on that date.

      (b) Death. Upon the cessation of the Grantee's service as a Director by reason of death, all unvested options shall become exercisable immediately and may be exercised, together with those options which were exercisable on the date of death, not later than the close of business on the last business day of the 12th month following the date of the Grantee's death, but in no event after the expiration of the Option Period, by (i) his/her personal representative, executor, administrator, or by the person to whom the option is transferred by will or the applicable laws of descent and distribution, (ii) the Grantee's beneficiary designated in accordance with Section 8 of the Plan, or (iii) the then-acting trustee of a trust described in Section 8 of the Plan to which the option has been transferred in accordance with that section.

    7.  CHANGE IN CONTROL.

      (a) Notwithstanding any other provision of this Plan to the contrary, if, while any Awards remain outstanding under this Plan, a "Change in Control" (as defined below) should occur, then all options that are outstanding at the time of such Change in Control shall become immediately vested and exercisable in full.

      (b) A Change in Control means a change in control of the Company of a nature that would be required to be reported in response to item 6(e) of Schedule 14A of Regulation14A promulgated under the 1934 Act; provided that, without limitation, such change in control shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

        (i)  any person (as defined in Section 3(a)(9) of the 1934 Act, as such term is modified in Sections 13(d) and 14(d) of the 1934 Act), other than (1) any employee plan established by the Company or any Subsidiary, (2) the Company or Subsidiary, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company), alone or with its Affiliates, is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the 1934 Act), directly or indirectly, of Stock of the Company representing 15% or more of either the then outstanding shares of Stock or the combined voting power of the Company's then outstanding voting securities;

        (ii) a majority of the members of the Board shall cease to be Continuing Members. For this purpose, "Continuing Member" means a member of the Board who either (i) was a member of the Board on the Effective Date hereof and has been such continuously thereafter or (ii) became a member of such Board after the Effective Date and whose election or nomination for election was approved by a vote of at least two-thirds of the Continuing Members then members of the Company's Board (other than a nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the members of the Board, as such terms are used in Rule 14a-11 of Regulation 14A under the 1934 Act);

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        (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate or Subsidiary, at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (determined pursuant to clause (i) above) is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company, its Subsidiaries or its Affiliates) representing 15% or more of either the then outstanding shares of Stock or the combined voting power of the Company's then outstanding voting securities; or

        (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or of the Company's assets or earning power aggregating more than 50% of the assets or the earning power of the Company and its Subsidiaries, taken as a whole.

    Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns substantially all of the assets of the Company immediately prior to such transaction or series of transactions.

    8.  TRANSFERABILITY RESTRICTIONS. Each Award granted hereunder shall not be assignable or transferable other than by will or the laws of descent and distribution; provided, however, that a Grantee may (a) designate in writing a beneficiary to exercise his/her Award after the Grantee's death, (b) transfer an Award to a revocable, inter vivos trust as to which the Grantee is both the settlor and trustee and (c) transfer an Award for no consideration to any of the following permissible transferees (each a "Permissible Transferee"): (w) any member of the Immediate Family of the Grantee to whom such Award was granted, (x) any trust solely for the benefit of the Grantee and members of the Grantee's Immediate Family, (y) any partnership or limited liability company whose only partners or members are the Grantee and members of the Grantee's Immediate Family, or (z) any other transferee approved by the Board in advance of the transfer; and further provided that: (i) the transfer of any Award shall not be effective on a date earlier than the date on which the Award is first exercisable as set forth in this Plan; (ii) any Permitted Transferee to whom an Award is transferred by a Grantee shall not be entitled to transfer the Award, other than to the Grantee or by will or the laws of descent and distribution; and (iii) the Permitted Transferee shall remain subject to all of the terms and conditions applicable to such Award prior to such transfer. For purposes of this Section 8, "Immediate Family" means, with respect to a particular Grantee, such Grantee's spouse, children, stepchildren, grandchildren, parents, stepparents, grandparents, siblings, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, and sister-in-law, and shall include relationships arising from legal adoption.

    9.  SECURITIES LAW MATTERS. Each Director electing to purchase shares pursuant to an option shall be required, as a condition to such purchase, to represent to the Company that the Director has access by reason of such Director's service with the Company to sufficient information concerning the Company to enable the Director to evaluate the merits and

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risks of the prospective investment and has such knowledge and experience in financial and business matters so that the Director is capable of evaluating such investment, and that the Director is acquiring the shares solely for such Director's account and will not sell the securities without registration under the Securities Act of 1933 (which the Company is under no obligation to provide) or exemption therefrom. Share certificates shall bear such legend as the Company may deem necessary.

    10.  RIGHTS AS A STOCKHOLDER. A Grantee shall not, by reason of any Award, have any right as a stockholder of the Company with respect to the shares of Stock which may be issuable upon exercise until such shares have been issued to him or her.

    11.  ADJUSTMENTS FOR CHANGES IN CAPITALIZATION. If prior to actual delivery of certificates for the present Stock of the Company pursuant to any option outstanding hereunder; the said Stock shall be increased through stock dividends or stock splits, or decreased by reverse stock splits or otherwise reclassified, or the Company shall be reorganized, consolidated or merged with one or more corporations, or if all or substantially all of the assets of the Company shall be sold or exchanged, the Director, at the time he or she shall be entitled to the delivery of a certificate pursuant to such option, shall receive in place of the certificate or certificates for the present Stock of the Company the same number and kind of shares or the same amount of other property, cash or securities as the Director would have been entitled to receive upon such increase, decrease, reclassification, reorganization, consolidation, merger, sale or exchange, if the Director had been immediately prior to such event the holder of the number of shares of the present Stock of the Company (not previously delivered to the Director hereunder) which such Director would otherwise have been entitled to receive pursuant hereto but for such increase, decrease, reclassification, reorganization, consolidation, merger, sale or exchange.

    12.  EFFECTIVE DATE, TERMINATION AND AMENDMENT; ADMINISTRATION.

      (a) This Plan shall became effective on the Effective Date. This Plan shall terminate on, and no grants of options shall be made after, the close of business (5 P.M. Chicago, Illinois) on November 1, 2011, unless terminated at an earlier date by action of the Board, except that any options then outstanding shall remain in effect until they have been exercised, forfeited or expired.

      (b) The Board may amend, suspend, or terminate the Plan.

      (c) This Plan shall be administered by the Board. The Board may delegate to any person or group of persons who may further so delegate the Board's powers and obligations hereunder as they relate to day-to-day administration of the exercise process. This Plan may be terminated or amended by the Board of Directors as it deems advisable, provided however, unless approved by the Company's stockholders, no adjustments or reduction of the Option Price of any outstanding options shall be made directly or by cancellation of outstanding options and a subsequent re-granting of options at a lower price to the same individual. No amendment may revoke or alter in any manner unfavorable to the Grantees any options then outstanding. Nor may the Board amend this Plan without stockholder approval where the absence of such approval would cause the Plan to fail to comply with Rule 16(b)(3) under the Securities Exchange Act of 1934 or any other requirement of applicable law or regulation.

    13.  NO TRUST OR FUND CREATED. Neither this Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Grantee or any other person.

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    14.  CONTROLLING LAW. The law of the State of Illinois, except its law with respect to choice of law and except as to matters relating to corporate law (in which case the corporate law of the State of Delaware shall control), shall be controlling in all matters relating to this Plan.

    15.  SEVERABILITY. If all or any part of this Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of this Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner in which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

    16.  TITLES AND HEADINGS. The titles and headings of the Sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

                      Approved by the Stockholders of Quixote
                      Corporation as of             , 2001.

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SKU#0524-PS-01

DETACH HERE	ZQXTC2

PROXY

QUIXOTE CORPORATION

ANNUAL MEETING OF STOCKHOLDERS
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoint(s) Leslie J. Jezuit and Joan R. Riley as proxies with full power of substitution and hereby directs them to vote the stock of the undersigned at the Annual Meeting of Stockholders of Quixote Corporation to be held in the Assembly Room at The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, Wednesday, November 14, 2001, at 10:00 a.m. Central Standard Time, and at any adjournments thereof, as indicated on the proposals set forth on the reverse side of this Proxy.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4. Discretionary authority is conferred by the Proxy to vote on all matters, other than those specified on the reverse side, which may properly come before the meeting or any adjournment thereof.

PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

QUIXOTE CORPORATION

C/O EQUISERVE
P.O. BOX 9398
BOSTON, MA 02205-9398

Vote by Telephone		Vote by Internet
It's fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-877-PRX-VOTE (1-877-779-8683).		It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:		Follow these four easy steps:
1.	Read the accompanying Proxy Statement/Prospectus and Proxy Card.	1.	Read the accompanying Proxy Statement/Prospectus and Proxy Card.
2.	Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683).	2.	Go to the Website http://www.eproxyvote.com/quix
3.	Enter your Voter Control Number located on your Proxy Card above your name.	3.	Enter your Voter Control Number located on your Proxy Card above your name.
4.	Follow the recorded instructions.	4.	Follow the instructions provided.

Your vote is important! Call 1-877-PRX-VOTE anytime!		Your vote is important! Go to http://www.eproxyvote.com/quix anytime!
Do not return your Proxy Card if you are voting by Telephone or Internet
DETACH HERE	ZQXTC1
/x/	Please mark votes as in this example.
1.	Election of Directors.
	Nominees:	(01)	William G. Fowler
		(02)	Robert D. van Roijen, Jr.
		(03)	Daniel P. Gorey
FOR ALL NOMINEES	/ /	/ /	WITHHELD FROM ALL NOMINEES
/ /	For all nominees except as noted above
		FOR	AGAINST	ABSTAIN
2.	Approving the adoption of the 2001 Employee Stock Incentive Plan.	/ /	/ /	/ /
3.	Approving the adoption of the 2001 Non-Employee Directors Stock Option Plan.	/ /	/ /	/ /
4.	Approving the selection of PricewaterhouseCoopers LLP as independent auditors of the Company.	/ /	/ /	/ /
5.	Transaction of such other business as may properly come before the meeting and any adjournments thereof.
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	/ /	MARK HERE IF YOU PLAN TO ATTEND THE MEETING	/ /

Please date and sign as name is imprinted hereon, including designation as executor, trustee, etc. if applicable. A corporation must sign in its name by the president or other authorized officers. All co-owners must sign.
Signature:	Date:	Signature:	Date:

QuickLinks

ELECTION OF DIRECTORS
NOMINEES FOR DIRECTOR FOR A THREE-YEAR TERM EXPIRING IN 2004
NOMINEE FOR DIRECTOR FOR A ONE-YEAR TERM EXPIRING IN 2002
DIRECTORS CONTINUING IN OFFICE
REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS
APPROVAL OF THE QUIXOTE CORPORATION 2001 EMPLOYEE STOCK INCENTIVE PLAN
APPROVAL OF THE 2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
APPROVAL OF AUDITORS
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
MISCELLANEOUS
EXHIBIT A QUIXOTE CORPORATION AUDIT COMMITTEE CHARTER ADOPTED MAY 17, 2000
EXHIBIT B QUIXOTE CORPORATION 2001 EMPLOYEE STOCK INCENTIVE PLAN
EXHIBIT C QUIXOTE CORPORATION 2001 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN